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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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W.W. Grainger, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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W.W. GRAINGER, INC. 100 GRAINGER PARKWAY LAKE FOREST, ILLINOIS 60045-5201 (847) 535-1000

March 16, 2017

Dear Grainger Shareholder:

The 2017 annual meeting of shareholders of W.W. Grainger, Inc. will be held at our headquarters located at 100 Grainger Parkway, Lake Forest, Illinois 60045 (see map overleaf), on Wednesday, April 26, 2017, at 10 A.M. (CDT).

At the meeting, we will report on our operations and other matters of current interest. Shareholders will also vote on the matters set forth in the accompanying Notice of Annual Meeting and Proxy Statement and any other matters properly brought before the meeting. The Board of Directors and management cordially invite you to attend.

Please take the time to carefully read the Notice of Annual Meeting and Proxy Statement that follow. Whether or not you plan to attend the meeting, please ensure that your shares are represented by giving us your proxy. You can do so by telephone, by Internet, or by signing and dating the enclosed proxy form and returning it promptly in the envelope provided.

We look forward to seeing you at the meeting.

Sincerely,

/s/ J. T. RYAN	/s/ D.G. MACPHERSON
James T. Ryan Chairman of the Board	D.G. Macpherson Chief Executive Officer

YOUR VOTE IS IMPORTANT

A majority of the outstanding shares entitled to vote on a matter must be represented either in person or by proxy to constitute a quorum for consideration of that matter at the annual meeting of shareholders. If your shares are held by a broker, unless you provide specific voting instructions, your broker will not be able to vote your shares for the election of directors, on the advisory votes related to executive compensation or on other non-routine matters.

Please make sure your shares are voted.

2017 PROXY STATEMENT	W.W. GRAINGER, INC.

W.W. GRAINGER, INC. 2017 Annual Meeting of Shareholders Wednesday, April 26, 2017—10 A.M. (CDT) Location: W.W. Grainger, Inc. 100 Grainger Parkway Lake Forest, Illinois 60045-5201 (847) 535-1000

W.W. GRAINGER, INC. 100 GRAINGER PARKWAY LAKE FOREST, ILLINOIS 60045-5201 (847) 535-1000

NOTICE OF

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD

APRIL 26, 2017

Dear Grainger Shareholder:

The 2017 annual meeting of shareholders of W.W. Grainger, Inc. will be held at our headquarters at 100 Grainger Parkway, Lake Forest, Illinois 60045 (see map on previous page), on April 26, 2017, at 10 A.M. (CDT) for the following purposes:

  1.
  to elect 10 directors for the ensuing year;

  2.
  to consider and act upon a proposal to ratify the appointment of Ernst & Young LLP as independent auditor for the year ending December 31, 2017;

  3.
  to consider and hold an advisory vote on the compensation of Grainger's Named Executive Officers;

  4.
  to consider and hold an advisory vote on the frequency of the advisory vote on the compensation of Grainger's Named Executive Officers; and

  5.
  to transact such other business as may properly come before the meeting.

The Board has fixed the close of business on March 6, 2017, as the record date for determining shareholders entitled to vote at the meeting. Shareholders may vote either in person or by proxy.

By order of the Board of Directors.

Hugo Dubovoy, Jr.
 Corporate Secretary
Lake Forest, Illinois
March 16, 2017

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 26, 2017

Grainger's Proxy Statement and Annual Report on Form 10-K are available in the 2017 Annual Shareholder Meeting/Proxy Information section of Grainger's website at http://www.grainger.com/investor and also may be obtained free of charge on written request to the Corporate Secretary at Grainger's headquarters, 100 Grainger Parkway, Lake Forest, Illinois 60045-5201.

2017 PROXY STATEMENT	W.W. GRAINGER, INC.

W.W. GRAINGER, INC.
100 Grainger Parkway
Lake Forest, Illinois 60045-5201
(847) 535-1000

PROXY STATEMENT

2017 PROXY STATEMENT	W.W. GRAINGER, INC.

Annual Meeting Agenda and Voting Recommendations

Management Proposals	Board Voting Recommendation	Page Reference (for more detail)
Election of 10 directors	FOR EACH DIRECTOR NOMINEE	7
Ratification of the appointment of Ernst & Young LLP as independent auditor for the year ending December 31, 2017	FOR	32
Advisory vote on the compensation of Grainger's Named Executive Officers	FOR	69
Advisory vote on the frequency of the advisory vote on the compensation of Grainger's Named Executive Officers	ONE YEAR	70

2017 PROXY STATEMENT	W.W. GRAINGER, INC.	1

Introduction

What is the purpose of this proxy statement?

This proxy statement relates to the 2017 annual meeting of shareholders of W.W. Grainger, Inc., an Illinois corporation (Grainger or the Company) to be held on April 26, 2017, and any adjournment of that meeting to a later date. It contains information intended to help you make your voting decisions. We are sending this proxy statement to you because Grainger's Board of Directors is soliciting your proxy to vote your shares at the meeting. This proxy statement and other proxy-soliciting materials were first sent or made available to shareholders on or about March 16, 2017.

What matters are scheduled to be presented at the 2017 annual meeting of shareholders?

  ▪
  The election of 10 directors;

  ▪
  A proposal to ratify the appointment of Ernst & Young LLP as Grainger's independent auditor for the year ending December 31, 2017;

  ▪
  A proposal to consider and hold an advisory vote on the compensation of Grainger's Named Executive Officers; and

  ▪
  A proposal to consider and hold an advisory vote on the frequency of the advisory vote on the compensation of Grainger's Named Executive Officers.

Who is entitled to vote?

Holders of shares of common stock outstanding on Grainger's books at the close of business on March 6, 2017, the record date for the meeting, may vote. There were 58,719,653 shares of common stock outstanding on that date.

If my shares are held in street name can my broker vote for me?

Unless you have given specific voting instructions to your broker, your broker cannot vote your shares on the election of directors, on the advisory votes related to executive compensation, or on any non-routine matters.

What is the difference between holding shares as "shareholder of record" and as "beneficial owner"?

If your shares are registered directly in your name with Grainger's transfer agent, Computershare Trust Company, N.A., you are the shareholder of record with respect to those shares and you have the right to instruct us directly how to vote your shares or to vote in person at the meeting.

If your shares are held in street name by a brokerage firm, bank, or other nominee, you are the beneficial owner of the shares. Your nominee is required to vote your shares according to your direction. If you do not instruct your nominee how you want your shares voted, your shares cannot be voted for the election of directors, on the advisory vote on the compensation of Grainger's Named Executive Officers or on the frequency of the advisory vote on the compensation of Grainger's Named Executive Officers. Please contact your brokerage firm, bank, or other nominee with instructions to vote your shares for the election of directors and on other matters to be considered at the meeting.

2	W.W. GRAINGER, INC.	2017 PROXY STATEMENT

How many votes do I have?

You have the right to cumulative voting in the election of directors. This means that you have a number of votes in the election equal to the number of shares you own multiplied by the number of directors being elected. You can cast those votes for the nominees as you choose. For example, you may cast all your votes for one nominee or you may apportion your votes among two or more nominees.

In any matter other than the election of directors, each of your shares is entitled to one vote.

Does Grainger have majority voting for the election of directors with a resignation policy for directors failing to receive the required majority vote?

Yes. As required under Illinois law, directors are elected by the votes of a majority of the shares represented in person or by proxy at the meeting and entitled to vote. Moreover, in accordance with the Company's Criteria for Membership on the Board of Directors, any director standing for re-election (including the 10 nominees standing for election at the annual meeting) who fails to receive the required majority vote is expected to tender his or her resignation for consideration by the Board Affairs and Nominating Committee. The Board Affairs and Nominating Committee will consider the resignation and make a recommendation to the Board of Directors concerning the acceptance or rejection of the resignation. The Board will then take formal action on the Board Affairs and Nominating Committee's recommendation within 90 days after the results of the director election at the annual meeting are certified. Following the Board's decision on the Board Affairs and Nominating Committee's recommendation, the Company will publicly disclose the Board's decision.

What voting standard applies to the ratification of the appointment of the independent auditor?

Ratification of the appointment of the independent auditor requires the affirmative votes of a majority of the shares represented in person or by proxy at the meeting and entitled to vote.

What voting standard applies to the advisory vote on the compensation of the Named Executive Officers?

Although the shareholders' vote is advisory and therefore non-binding, the vote on the compensation of the Named Executive Officers—Grainger's six highest paid officers whose compensation is discussed in the Compensation Discussion and Analysis section of this proxy statement—is determined by the votes of a majority of the shares represented in person or by proxy at the meeting and entitled to vote.

What voting standard applies to select the frequency of the advisory vote on the compensation of the Named Executive Officers?

If a majority of the votes are not cast for one of the options for the frequency of the advisory vote (one year, two years, or three years), the Board of Directors will consider the option that receives the highest number of votes cast as the shareholders' preferred choice; however, this vote is advisory only and is not binding.

How frequently does Grainger conduct an advisory vote on the compensation of its Named Executive Officers?

The Board of Directors has determined to hold an advisory vote on the compensation of the Named Executive Officers (Say on Pay) at every annual meeting of shareholders. Shareholders have the opportunity to cast an advisory vote on the frequency of Say on Pay votes at least every six years. There will be an advisory vote on the frequency of the Say on Pay vote at this year's annual meeting. Assuming that shareholders vote to approve annual Say on Pay advisory votes, the next advisory vote to approve the compensation of the Named Executive Officers will occur at the 2018 annual meeting. The next advisory vote on the frequency of the Say on Pay vote following this year's annual meeting will occur at Grainger's 2023 annual meeting.

2017 PROXY STATEMENT	W.W. GRAINGER, INC.	3

What if I don't indicate my voting choices?

If Grainger receives your proxy in time to permit its use at the meeting, your shares will be voted in accordance with the instructions you indicate. If we have received your proxy and you have not indicated otherwise, your shares will be voted as recommended by Grainger's Board. Specifically, your shares will be voted, either individually or cumulatively:

  ▪
  FOR the election of the director nominees;

  ▪
  FOR the proposal to ratify the appointment of the independent auditor;

  ▪
  FOR the approval of the advisory resolution on the compensation of Grainger's Named Executive Officers; and

  ▪
  FOR ONE YEAR as the frequency for shareholder advisory votes on the compensation of Grainger's Named Executive Officers.

If you are a beneficial owner and the shares you own are held in street name by a brokerage firm, bank, or other nominee you must specifically instruct your nominee how you want your shares voted for the election of directors, on the advisory resolution on the compensation of Grainger's Named Executive Officers, and on the frequency of the shareholder advisory votes on the compensation of Grainger's Named Executive Officers; otherwise your nominee is not allowed to vote your shares. Please contact your brokerage firm, bank, or other nominee with instructions to vote your shares for the election of directors and on other matters to be considered at the meeting.

How does discretionary voting apply?

Grainger is not aware of any matter not described in this proxy statement that will be presented for consideration at the meeting. If another matter is properly presented, your shares will be voted on the matter in accordance with the judgment of the person or persons voting the proxy unless your proxy withholds discretionary authority.

May I revoke my proxy?

Yes. You may revoke your proxy at any time before the voting at the meeting. You can do so in one of the following ways:

  1.
  Deliver to Grainger's Corporate Secretary timely written notice that you are revoking your proxy; or

  2.
  Provide to Grainger another proxy with a later date (which can be done by telephone, by Internet, or by signing, dating, and returning a proxy form); or

  3.
  Vote in person at the meeting.

What does it mean if I receive more than one set of proxy materials?

Receiving multiple sets of proxy-soliciting materials generally means that your Grainger shares are held in different names or in different accounts. You must sign, date and return all proxy forms to ensure that all of your shares are voted.

What constitutes a quorum at the meeting?

A majority of the outstanding shares entitled to vote on a matter, whether present in person or by proxy, constitutes a quorum for consideration of that matter at the meeting. A quorum is necessary for valid action to be taken on the matter. Your shares will be present by proxy and count toward the quorum if you give us your proxy by telephone, by Internet, or by signing, dating, and returning a proxy form.

Describe what types of shareholder engagement occurred in 2016.

Grainger has a very expansive shareholder engagement process. We hosted our annual investor day in November with more than 90 investors and analysts in attendance and several

4	W.W. GRAINGER, INC.	2017 PROXY STATEMENT

hundred listening via webcast. In addition, we presented at 11 investor conferences and met with 500 unique firms and more than 850 unique investors in 2016. Our investor outreach includes both existing and potential shareholders and we ensure that we meet with at least 80% of our largest investors each year. We also met with 90% of our top 15 investors, excluding index and exchange traded funds, between January and April prior to our 2016 annual meeting of shareholders to answer their questions regarding Company strategy, results, governance, executive compensation and other topics. We plan to follow a similar practice in 2017. Further, management, including our Chief Executive Officer and Chief Financial Officer, actively engages with investors throughout the year, in addition to the Investor Relations team.

Who pays the costs of soliciting proxies?

Grainger will pay all the costs of soliciting management proxies. Brokerage firms, custodians, nominees, fiduciaries, and other intermediaries are being asked to forward the proxy-soliciting materials to beneficial owners of Grainger common stock and to obtain their authority to give proxies. Grainger will reimburse these intermediaries for their reasonable expenses.

In addition to mailing proxy-soliciting materials, Grainger's directors, officers, and regular employees may solicit proxies personally, by telephone, or by other means. They will not receive additional compensation for these services, other than normal overtime pay, if applicable. Representatives of Grainger's transfer agent may also solicit proxies. Grainger additionally has employed D.F. King & Co., Inc. to help solicit proxies and will pay that firm approximately $7,000 for its services, plus reasonable costs and expenses.

Where can I find the voting results?

We will report the voting results on a Form 8-K within four business days after the end of our annual meeting.

What is the deadline for receipt of shareholder proposals for inclusion in the 2018 annual meeting proxy statement?

A shareholder who intends to present a proposal at the next annual meeting of shareholders and who wishes the proposal to be included in our proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (Exchange Act), must submit the proposal in writing to the Corporate Secretary at the address on the notice of annual meeting accompanying this proxy statement. The proposal must be received by Grainger no later than November 16, 2017, and must comply with the applicable SEC rules and other requirements prescribed in our by-laws.

What is the procedure for nomination of directors at the 2018 annual meeting of shareholders using Grainger's proxy access by-laws?

A qualifying shareholder, or a group of up to 20 qualifying shareholders, owning 3% or more of the Company's outstanding shares of common stock continuously for at least three years may nominate and include in Grainger's proxy statement and proxy card qualifying director nominees constituting up to the greater of two directors or 20% of the directors then serving on the Board, provided that the shareholder(s) and nominee(s) satisfy the requirements specified in our by-laws.

What is the procedure for other nominations of directors or proposals to transact business at the 2018 annual meeting of shareholders?

A shareholder entitled to vote for the election of directors at an annual meeting and who is a shareholder of record on:

  ▪
  the record date for that annual meeting,

  ▪
  the date the shareholder provides timely notice to Grainger, and

  ▪
  the date of the annual meeting

2017 PROXY STATEMENT	W.W. GRAINGER, INC.	5

may directly nominate persons for director, or make proposals of other business to be brought before the annual meeting, by providing proper timely written notice to the Corporate Secretary at the address on the notice of annual meeting accompanying this proxy statement.

Our by-laws require that written notice of proposals intended to be presented by a shareholder at the next annual meeting, but that are not intended for inclusion in our proxy statement for that meeting pursuant to Rule 14a-8 of the Exchange Act, be delivered no earlier than December 27, 2017, and no later than January 26, 2018.

Our by-laws also require that written notice of nominees for the election of directors intended to be made by a shareholder at the next annual meeting be delivered by no later than the date with respect to submission of shareholder proposals under Rule 14a-8 of the Exchange Act as set forth in the proxy statement for the preceding annual meeting of shareholders, which in this case is November 16, 2017.

To be in proper written form, these notices must include certain information required by our by-laws, including information about the shareholder, any beneficial owner on whose behalf the nomination or proposal is being made, their respective affiliates or associates or others acting in concert with them, and any proposed director nominee.

A copy of our by-laws is available in the Governance section of Grainger's website at www.grainger.com/investor or may be obtained free of charge on written request to the Corporate Secretary at the address on the notice of annual meeting accompanying this proxy statement.

6	W.W. GRAINGER, INC.	2017 PROXY STATEMENT

Directors

Recommending Candidates for Board Membership

The Board Affairs and Nominating Committee recommends candidates for Board membership based on a number of criteria, including ethical standards, judgment, independence and objectivity, strategic perspective, record of accomplishment, business knowledge and experience applicable to Grainger's goals. Suggestions as to candidates are received from members of the Board Affairs and Nominating Committee, other directors, employees, search firms and others, including shareholders.

Any shareholder who would like the Board Affairs and Nominating Committee to consider a candidate for Board membership should send a letter of recommendation containing the name and address of the proposing shareholder and of the proposed candidate and setting forth the business, professional, and educational background of the proposed candidate, as well as a description of any agreement or relationship between the proposing shareholder and proposed candidate. A written consent of the proposed candidate to being identified as a nominee and to serve as a director if elected must also be provided. The communication should be sent by mail or other delivery service to the attention of the Corporate Secretary at Grainger's headquarters.

Director Independence

The Board has adopted "categorical standards" to assist it in making independence determinations of nominees. The categorical standards are intended to help the Board in determining whether certain relationships between nominees and Grainger are "material relationships" for purposes of the New York Stock Exchange (NYSE) independence standards. The categorical standards adopted by the Board have more restrictive thresholds than the NYSE's bright line revenue test for non-independence. The categorical standards adopted by the Board are set forth in Appendix A to this proxy statement and are also available in the Governance section of Grainger's website at www.grainger.com/investor.

In the ordinary course of its operations during 2016, Grainger engaged in various types of transactions with organizations with which Grainger directors are associated in their principal business occupations or otherwise. Specifically, in the ordinary course of its business during 2016, Grainger bought products and/or services from, or sold products and/or services to, companies with which Messrs. Santi and Slavik are or were associated as executive officers or otherwise as of December 31, 2016. In no instance did the total amount of the purchases from or sales to any such company during 2016 represent more than 0.241% of the projected consolidated gross revenues of that company for the year or more than 0.325% of the consolidated gross revenues of Grainger for the year.

In addition, as part of its overall 2016 charitable contributions program, Grainger made donations to tax-exempt organizations with which Messrs. Novich and Santi serve as officers, directors or trustees. In no instance did the total amount of the contributions to such an organization during 2016 represent more than 0.0526% of that organization's projected total receipts for the year.

The Board considered these transactions and donations in assessing the independence of the directors involved against the NYSE's independence standards and Grainger's categorical standards, and determined that none of the directors had any direct or indirect material interest in the transactions and donations. Similar transactions and donations are likely to occur in the future, and are not expected to impair the independence of the directors involved.

2017 PROXY STATEMENT	W.W. GRAINGER, INC.	7

The Board has determined that each of Messrs. Adkins, Anderson, Levenick, Novich, Roberts, Santi, and Slavik, and Ms. Hailey has no material relationship with Grainger within the meaning of the NYSE independence standards and Grainger's categorical standards. The other nominees, Messrs. Ryan and Macpherson, are Grainger employees and, accordingly, are not considered "independent." Mr. Rogers, who is not standing for re-election at the annual meeting, has also been determined by the Board to have no material relationship with Grainger within the meaning of the NYSE independence standards and Grainger's categorical standards.

Annual Election of Directors

Grainger's directors are elected each year at the annual meeting. As set forth in the Operating Principles for the Board of Directors, Grainger expects all directors and nominees to attend annual meetings. At the 2016 annual meeting, all of the persons serving as directors at the time were in attendance. In addition, all directors attended at least 75% of Board and Committee meetings.

Ten directors, all current Board members, have been nominated by the Board for election at this year's annual meeting of shareholders. While Gary L. Rogers is also a current Board member, he will not be standing for re-election this year in accordance with the Company's Criteria for Membership on the Board of Directors, which provide that an outside director generally will not be nominated after the age of 72. All directors are elected for a one-year term. Each director will therefore serve until the 2018 annual meeting of shareholders or until his or her successor has been qualified and elected. Details concerning the nominees are provided below.

As required under Illinois law, majority voting applies to all Grainger director elections. Accordingly, directors are elected by the votes of a majority of the shares of Grainger common stock represented in person or by proxy at the meeting and entitled to vote. A shareholder directing to withhold authority for re-election of a director will have the same effect as votes against the election of that director. Assuming a quorum is present, broker non-votes will not affect the outcome of the vote. If any of the nominees for director mentioned below should be unavailable for election, a circumstance that is not expected, the person or persons voting your proxy may exercise discretion to vote for a substitute nominee selected by the Board.

Nominees and Director Experience, Qualifications, Attributes, and Skills

The nominees have provided the following information about themselves, including their ages as of March 2017. Each nominee has provided information on his or her relevant background that includes the nominee's experience for at least the past five years.

Grainger's directors and nominees have varied experience, qualifications, attributes, and skills that assist them in providing guidance and oversight to Grainger's management as it operates the business through a network of highly integrated distribution centers, websites and branches and with more than 25,600 employees in the United States, Canada, Europe, Asia, and Latin America. With 2016 sales of $10.1 billion and as a broad line distributor of maintenance, repair and operating (MRO) supplies and other related products and services used by businesses and institutions primarily in the United States and Canada, with a presence also in Europe, Asia and Latin America, Grainger has a diverse customer base necessitating depth and breadth of product lines and offerings.

The Board has identified experience, qualifications, attributes, and skills that in light of Grainger's business, structure and challenges are relevant to service on the Board of Directors. The Board considers nominees who have demonstrated integrity and accomplishment in their business and professional careers and who possess the necessary experience, qualifications, attributes, and skills to contribute to the Board and Grainger. In addition, ongoing director education, whether provided by Grainger or by a third party, is important to service on the Board of Directors. Current nominees have engaged in continuing education and other programs to remain current in their particular areas of expertise as well as to further their understanding of corporate governance and in other matters relevant to Grainger.

8	W.W. GRAINGER, INC.	2017 PROXY STATEMENT

The Board believes the experience, qualifications, attributes, and skills of each nominee qualify the nominee for service on the Board of Directors. Each of the current nominees has significant leadership experience in large, multifaceted organizations. This experience includes developing and executing corporate strategy, overseeing operations, and managing risks in organizations similar in size or complexity to Grainger. The summary provided below is not a comprehensive statement of each nominee's background but is provided to describe the primary experience, qualifications, attributes, and skills that led the Board to nominate each individual.

Rodney C. Adkins

Rodney C. Adkins, age 58, is President of 3RAM Group LLC, a privately held company specializing in capital investments, business consulting services and property management. Formerly, Mr. Adkins was Senior Vice President of International Business Machines Corporation (IBM), a leading manufacturer of information technologies, having served in that position from 2007 until 2014. In his over 30-year career with IBM, Mr. Adkins held a number of development and management roles, including Senior Vice President of Corporate Strategy from 2013 to 2014, Senior Vice President of Systems and Technology Group from 2009 to 2013, Senior Vice President of Development & Manufacturing from 2007 to 2009, and Vice President of Development of IBM Systems and Technology Group from 2003 to 2007. He is also a director of Avnet, Inc., where he serves on its audit committee, PPL Corporation, where he serves on its audit committee, and United Parcel Service, Inc., where he chairs the risk committee and is a member of the compensation committee. Mr. Adkins was also a director of Pitney Bowes Inc. from 2007 to 2013, where he served on its audit committee and executive compensation committee. Mr. Adkins, an independent director, was first appointed a director of Grainger in July 2014 and is a member of the Compensation Committee and a member of the Board Affairs and Nominating Committee.

Director Qualifications

  ▪
  Mr. Adkins served as the senior vice president of a global information technology and innovation-focused public company and held senior positions responsible for development, management and strategy. Over the course of 30 years with this company, he developed deep product development and brand management experience. He also gained significant experience managing and understanding corporate finance, financial statements and accounting through his many operational roles with the company. Additionally, Mr. Adkins managed the company's supply chain and procurement, giving him direct insight into global trade and supply chains, and the role of distributors in those efforts. Mr. Adkins has extensive experience in corporate governance matters and is a director at three other public companies, in addition to Grainger, and serves on the audit committee of two of them.

2017 PROXY STATEMENT	W.W. GRAINGER, INC.	9

Brian P. Anderson

Brian P. Anderson, age 66, is the former Executive Vice President of Finance and Chief Financial Officer of OfficeMax Incorporated, a distributor of business-to-business and retail office products, having served in that position until January 2005. Prior to assuming this position in 2004, Mr. Anderson was Senior Vice President and Chief Financial Officer of Baxter International Inc., a position he assumed in 1998. He is also a director of James Hardie Industries plc where he chairs the audit committee and serves on the remuneration committee, PulteGroup, Inc. where he chairs the audit committee and serves on the nominating and governance committee, and Stericycle, Inc. where he serves on the audit committee. He is a director and Chairman of The Nemours Foundation, a non-profit children's health organization, and a member of the Governing Board of the Center for Audit Quality's (CAQ) Governing Board. Mr. Anderson was also a director of A.M. Castle & Co. from 2005 to 2016, where he served as Chairman of the Board and Chairman of its audit committee. Mr. Anderson, an independent director, was first elected a director of Grainger in 1999 and is a member of the Audit Committee, an "audit committee financial expert," and a member of the Board Affairs and Nominating Committee.

Director Qualifications

  ▪
  Mr. Anderson served as the chief financial officer of two public companies, held finance positions including corporate controller and vice president of audit and was an audit partner at an international public accounting firm. As a result, Mr. Anderson has in-depth knowledge of accounting and finance as well as familiarity in risk management and risk assessment and the application of the Committee of Sponsoring Organizations of the Treadway Commission internal controls framework. In addition, while serving as a chief financial officer of one of the two public companies noted above, Mr. Anderson had primary responsibility for the supply chain and logistics of that company. Mr. Anderson also has in-depth experience in corporate governance matters and is the chairman of the board of a public company as well as a member of the governance committee of one other public company. In addition, Mr. Anderson serves as the chairman of the audit committees of two public companies and as a member of the audit committees of two other public companies, including Grainger. See "Audit Committee" below for the Board's determination concerning Mr. Anderson's service on more than three public company audit committees.

10	W.W. GRAINGER, INC.	2017 PROXY STATEMENT

V. Ann Hailey

V. Ann Hailey, age 66, spent 10 years with L Brands, Inc. (formerly Limited Brands, Inc.), a retail apparel, personal care and beauty products company, where she served as Executive Vice President and Chief Financial Officer from 1997 to 2006, as Executive Vice President of Corporate Development from 2006 to 2007 and as a board member from 2001 to 2006. Prior to joining L Brands, Ms. Hailey spent 13 years at PepsiCo, Inc. in various leadership positions, including Vice President, Headquarters Finance, Pepsi-Cola Company and Vice President, Finance and Chief Financial Officer of Pepsi-Cola Fountain Beverage and USA Divisions. She most recently served from July 2012 to March 2014 as President, Chief Executive Officer and Chief Financial Officer of Famous Yard Sale, Inc., an online marketplace for celebrities offering items in a virtual yard sale format, and as Chief Financial Officer of Gilt Groupe, Inc., an Internet retailer of discount luxury goods, from January 2009 until January 2010. Ms. Hailey has also held leadership roles at Pillsbury Company and RJR Nabisco Foods, Inc. Ms. Hailey serves as a director of Realogy Holdings Corp., where she chairs its audit committee and is a member of its nominating and corporate governance committee. She also serves as a director of TD Ameritrade Holdings, Inc., where she serves on several board committees, including its audit and risk committees. She was formerly a director of Avon Products, Inc. from 2008 to 2016, where she served on its audit and finance committees, and the Federal Reserve Bank of Cleveland, where she served as the chair of its audit committee. Ms. Hailey, an independent director, was first elected a director of Grainger in 2006 and is a member of the Audit Committee, an "audit committee financial expert," and a member of the Board Affairs and Nominating Committee.

Director Qualifications

  ▪
  Ms. Hailey has spent her career in consumer businesses and brings key financial and operations experience to the Company. In particular, Ms. Hailey possesses broad expertise in finance, strategic planning, branding and marketing, retail goods and sales and distribution on a global scale. Ms. Hailey's positions as a former chief financial officer, her current and prior service on the audit committees of other companies and as audit chair of the Federal Reserve Bank of Cleveland and her accounting and financial knowledge, also impart significant expertise to the Board, including an understanding of financial statements, corporate finance, accounting and capital markets. Through her experiences at Gilt Groupe Inc. and Famous Yard Sale, Ms. Hailey has added experience in Internet site development and selling as well as new venture management and funding.

2017 PROXY STATEMENT	W.W. GRAINGER, INC.	11

Stuart L. Levenick

Stuart L. Levenick, age 64, is a retired Group President of Caterpillar Inc., a manufacturer of construction and mining equipment, diesel and natural gas engines, and industrial gas turbines. Prior to assuming that position in 2004, Mr. Levenick served as Vice President, Caterpillar Inc., and Chairman of Shin Caterpillar Mitsubishi Ltd. from 2000 to 2004, and as Vice President, Asia Pacific Division, from 2001 to 2004. He is also the Lead Director of Entergy Corporation, where he also chairs its finance committee and is a member of its governance and executive committee, and Finning International Inc., where he is a member of its audit committee and safety, environment and social responsibility committee. Mr. Levenick, an independent director, was first appointed a director of Grainger in 2005, and is the Lead Director, Chair of the Board Affairs and Nominating Committee and a member of the Compensation Committee.

Director Qualifications

  ▪
  Mr. Levenick has served as the president of a division of a public multinational manufacturing company and has had extensive international operations experience including positions outside the United States in numerous countries for more than 20 years. Mr. Levenick also had operational responsibility for supply chain and logistics and responsibility for the global parts and product support business as well as global marketing of his previous employer. In addition, he had led his former employer's global human resources function and had responsibility for that company's enterprise risk assessment.

D.G. Macpherson

D.G. Macpherson, age 49, is Chief Executive Officer of Grainger, a position assumed in October 2016 at which time he was also appointed to the Board. Previously, he served as Chief Operating Officer of Grainger from August 2015 through September 2016. Prior to these roles, Mr. Macpherson was Senior Vice President and Group President, Global Supply Chain and International, where he led the development of corporate strategy and continuous improvement, the global supply chain organization, the Company's single channel online business model and international operations in Asia and Europe. Prior to that, Mr. Macpherson was Senior Vice President and President, Global Supply Chain and Corporate Strategy. Mr. Macpherson joined Grainger in 2008 from The Boston Consulting Group, a global management consulting firm, where he was a partner and managing director from 2002 to 2008.

Director Qualifications

  ▪
  Mr. Macpherson is the Company's Chief Executive Officer and former Chief Operating Officer. He has served Grainger in many capacities over his nearly 10 years with the Company, including developing Company strategy, overseeing the launch of Grainger's U.S. single channel business, Zoro Tools, Inc., building the Company's supply chain capabilities globally and realigning the U.S. business to create greater value for customers of all sizes. Mr. Macpherson also has extensive experience in strategic planning, development and execution. Mr. Macpherson joined Grainger in 2008 after working closely with Grainger for six years as a partner and managing director at The Boston Consulting Group, where he was a member of the Industrial Goods Leadership Team.

12	W.W. GRAINGER, INC.	2017 PROXY STATEMENT

Neil S. Novich

Neil S. Novich, age 62, is the former Chairman, President, and Chief Executive Officer and a former director of Ryerson Inc., a major metal distributor and fabricator. Mr. Novich became Ryerson's President and Chief Executive Officer in 1996 and also Chairman in 1999, a position he held through 2007. He is also a director of Analog Devices, Inc., where he chairs the compensation committee, Beacon Roofing Supply, Inc., where he chairs the compensation committee and previously chaired the audit committee, and Hillenbrand, Inc., where he chairs the compensation and management development committee. He is a trustee of The Field Museum of Natural History, and a member of the Visiting Committee to the Physical Sciences Division, University of Chicago. Mr. Novich, an independent director, was first elected a director of Grainger in 1999 and is a member of the Audit Committee, an "audit committee financial expert," and a member of the Board Affairs and Nominating Committee.

Director Qualifications

  ▪
  Mr. Novich has served as the chief executive officer and chairman of the board of a public multinational metal distributor and fabricator, where he was deeply engaged in that company's distribution operations on a domestic and international basis, and also in the leadership development and human resources functions. He was also a consultant for a management consulting firm for over 10 years developing strategies for its clients. As a result, Mr. Novich has in-depth operational experience in supply chain, distribution and logistics and experience in developing strategy across a variety of industries. Mr. Novich also chairs the compensation committees of three public companies, having previously chaired the audit committee of one of those companies.

Michael J. Roberts

Michael J. Roberts, age 66, is the former Global President and Chief Operating Officer of McDonald's Corporation from 2004 to 2006. His previous positions at McDonald's Corporation include Chief Executive Officer—McDonald's USA during 2004; President—McDonald's USA from 2001 to 2004; and President, West Division—McDonald's USA from 1997 to 2001. Mr. Roberts is also a director of CenturyLink, Inc., where he serves on its compensation committee. Mr. Roberts previously served on the board of directors of Qwest Communications International, Inc. (prior to its acquisition by CenturyLink) from August 2009 to April 2011, where he served on the compensation and human resources committee, and SP Plus Corporation (formerly, Standard Parking Corporation) from April 2010 to June 2013, where he served on the audit, compensation and executive committees. Mr. Roberts, an independent director, was first appointed a director of Grainger in 2006 and is Chair of the Compensation Committee and a member of the Board Affairs and Nominating Committee.

Director Qualifications

  ▪
  Mr. Roberts served as president and chief operating officer of a public multinational food-service company and in this capacity had extensive management and profit and loss responsibilities. Further, he was responsible for the marketing and international operations of that company. Mr. Roberts also has significant human resources experience and previously served on the compensation committees of two other public companies and the audit committee of one of those companies.

2017 PROXY STATEMENT	W.W. GRAINGER, INC.	13

James T. Ryan

James T. Ryan, age 58, is Grainger's Chairman of the Board, a role he has held since April 2009. Mr. Ryan served as President and Chief Executive Officer of Grainger from June 2008 through September 2016. He served as Chief Operating Officer from 2007 to 2008 and was appointed to the Board of Directors in February 2007. Prior to these roles, Mr. Ryan served as Group President, responsible for the Company's businesses operating under the Grainger brand in the United States. He has served Grainger in increasingly responsible roles since 1980, including Executive Vice President, Marketing, Sales and Service; President, Grainger.com; Vice President, Information Services; and President, Grainger Parts. Mr. Ryan is the Vice Chair of the Board of Trustees of DePaul University, Co-Chair of the Business Advisory Council for the Farmer School of Business at Miami University, Oxford, Ohio, and is a member of the Civic Committee of the Commercial Club of Chicago, the Economic Club of Chicago and the National Association of Wholesaler-Distributors.

Director Qualifications

  ▪
  Mr. Ryan is the Company's former President and Chief Executive Officer. He has served Grainger in many capacities over his more than 30 years with the Company including direct responsibility for purchasing and varied management roles in the supply chain operations of the Company. Previously, Mr. Ryan was directly responsible for the sales and marketing of Grainger's United States operations. Mr. Ryan also has extensive experience in strategic planning, development and execution.

E. Scott Santi

E. Scott Santi, age 55, is Chairman and Chief Executive Officer of Illinois Tool Works Inc. (ITW), a worldwide manufacturer and marketer of engineered components and industrial systems and consumables. Mr. Santi was elected Chief Executive Officer of ITW in November 2012, after serving as acting Chief Executive Officer since October 2012, and was elected Chairman in May of 2015. Previously, Mr. Santi served as Vice Chairman of ITW from 2008 to 2012, and Executive Vice President from 2004 until 2008. Mr. Santi, an independent director, was first elected a director of Grainger in 2010 and is Chair of the Audit Committee, an "audit committee financial expert," and a member of the Board Affairs and Nominating Committee.

Director Qualifications

  ▪
  Mr. Santi is the chief executive officer of a public manufacturer and marketer of products. Prior to assuming this position, he served in various management roles for the same company including positions requiring significant operational and financial responsibility. During his tenure he has had extensive international responsibility including operating responsibility for a business with annual international revenues of several billion dollars. Mr. Santi has significant experience with mergers and acquisitions and with integrating acquired companies. He has also had significant strategic marketing responsibilities and human resource experience including compensation policy, leadership development and succession planning.

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James D. Slavik

James D. Slavik, age 64, is Chairman and a director of Mark IV Capital, Inc., a private commercial real estate development and investment company that was founded in 1974. Mark IV Capital acquires, invests in, develops and manages commercial real estate projects. Mr. Slavik was named to his current position in 2003, after serving as Mark IV Capital, Inc.'s Chairman and Chief Executive Officer from 1990 to 2003. He also serves on the Advisory Board for the Cove Fund, a seed capital fund affiliated with UCI Applied Innovation (formerly the Institute for Innovation) at the University of California at Irvine and is a Founding Director for UCI Applied Innovation. Mr. Slavik is also a director of the Hoag Hospital Foundation and is a member of its investment and nominating committees. Mr. Slavik, an independent director, was first elected a director of Grainger in 1987 and is a member of the Board Affairs and Nominating Committee and the Compensation Committee.

Director Qualifications

  ▪
  Mr. Slavik is the chairman of a private commercial real estate development and investment company and was previously that company's chief executive officer. As a result, Mr. Slavik has expansive knowledge in investments, financing and real estate. Mr. Slavik also worked at multiple commercial brokerage companies as an investment properties broker and led the marketing programs for clients' commercial properties.

2017 PROXY STATEMENT	W.W. GRAINGER, INC.	15

The following table highlights specific experience, qualifications, attributes, and skills that the Board considered for each director. A particular director may possess additional experience, qualifications, attributes, or skills even if not expressly indicated below.

Director Experience, Qualifications, Attributes, and Skills	Adkins	Anderson	Hailey	Levenick	Macpherson	Novich	Roberts	Ryan	Santi	Slavik

Operational
Experience in the development and implementation of	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
operating plans and business strategy

Finance
Possess the knowledge and understanding of finance
and financial reporting processes with experience or	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
oversight over the creation or auditing of financial
reports

Supply Chain/Logistics
Experience in supply chain management
encompassing the planning and management of all	✓	✓		✓	✓	✓	✓	✓
activities involved in sourcing and procurement,
conversion, and all logistics management activities

Marketing
Experience in, or experience in a senior management	✓		✓	✓	✓		✓	✓	✓	✓
position responsible for, managing a sales function

Human Resources/Compensation
Experience in, or experience in a senior management position responsible for, managing a human resources/	✓	✓		✓		✓	✓	✓	✓	✓
compensation

Leadership Experience managing at a senior level	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Governance
Knowledge of corporate governance matters, including	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
through service on other public company boards

International
Experience in oversight of a complex global	✓	✓	✓	✓	✓		✓	✓	✓
organization

Risk Assessment & Risk Management Experience overseeing risk management	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Board Tenure

The Board believes that it has the appropriate mix of relatively new directors and those with longer service to the Company. One longstanding director, Mr. Slavik, is the beneficial owner of approximately 6.5% of the Company's shares as of March 6, 2017. Mr. Slavik's beneficial ownership of Company shares pre-dates Grainger's initial public offering in 1967. As a group, the average tenure of the nominees for election to Grainger's Board of Directors is approximately 12 years. The chart below reflects length of service:

Years of Service	0-5	6-11	12-18	25+

Number of Directors	2	5	2	1

16	W.W. GRAINGER, INC.	2017 PROXY STATEMENT

Board Diversity

One of the primary objectives of Grainger's corporate governance structure is to have a highly functional Board that properly oversees Grainger's strategies and operations. The Board's Criteria for Membership on the Board of Directors (Criteria) list the various characteristics that the Board Affairs and Nominating Committee should consider in reviewing candidates for the Board. In addition to relevant business experience, qualifications, attributes, skills, and the willingness to become involved with Grainger, the Criteria also enumerate personal characteristics that should be considered, including reputation for ethics and integrity, common sense and judgment, independent and objective thought, and the consideration of diverse opinions.

Regarding diversity, the Criteria specify that consideration shall be given to candidates without regard to race, color, religion, gender or national origin. To ensure that the Board benefits from diverse perspectives, it seeks qualified nominees from a variety of backgrounds, including candidates of gender and racial diversity, and in any retained search for Board candidates, Grainger specifies that the Board is seeking candidates with gender and racial diversity. The Board actively reviews diversity recruiting efforts.

Board of Directors and Board Committees

Five meetings of the Board were held in 2016. Each Board meeting included at least one executive session, during which only independent directors were present.

The Board has three standing committees: Audit, Board Affairs and Nominating, and Compensation. All members of these committees are required to be "independent" directors.

All non-employee directors have been determined to be independent. Committee memberships are shown in the following table:

Independent Directors' Committee Assignments

Name	Audit	Board Affairs and Nominating	Compensation

Rodney C. Adkins		Member	Member

Brian P. Anderson	Member	Member

V. Ann Hailey	Member	Member

Stuart L. Levenick		Chair	Member

Neil S. Novich	Member	Member

Michael J. Roberts		Member	Chair

Gary L. Rogers		Member	Member

E. Scott Santi	Chair	Member

James D. Slavik		Member	Member

2017 PROXY STATEMENT	W.W. GRAINGER, INC.	17

Lead Director

The Operating Principles for the Board of Directors and Grainger's by-laws created the leadership position of Lead Director, to be elected annually by and from the Board's independent directors. Mr. Stuart L. Levenick was appointed to serve as Lead Director after the April 2016 annual meeting of shareholders.

Audit Committee

The Audit Committee of the Board (the Audit Committee) met six times in 2016. The Board has determined that each of the members of the Audit Committee is "independent," as that term is defined in the independence requirements for audit committee members contained in the applicable rules of the Securities and Exchange Commission (SEC) and listing standards of the NYSE. The Board has also determined that each of Mr. Santi, Chair of the Audit Committee, Mr. Anderson, Mr. Novich, and Ms. Hailey, is an "audit committee financial expert," as that term is defined in the applicable rules of the SEC. Further, in accordance with applicable NYSE listing standards, the Board has considered Mr. Anderson's simultaneous service on the audit committees of more than three public companies, namely the audit committees of Grainger, PulteGroup Inc., James Hardie Industries plc, and Stericycle, Inc., and has determined that such service will not impair his ability to serve effectively on the Audit Committee.

The Audit Committee assists the Board in its oversight responsibility with respect to Grainger's financial reporting process, Grainger's systems of internal accounting and financial controls, the integrity of Grainger's financial statements, Grainger's compliance with legal and regulatory requirements, the qualifications and independence of Grainger's independent auditor, and the performance of Grainger's internal audit function and independent auditor. It also has oversight responsibilities for various aspects of certain employee benefit plans. Additionally included among the responsibilities of the Audit Committee are the appointment, compensation, retention, and oversight of the independent auditor; the establishment of procedures for the treatment of complaints regarding accounting, internal accounting controls, and auditing matters; and the pre-approval of audit and non-audit services to be provided by the independent auditor. The Audit Committee has the further responsibility to review Grainger's risk assessment and risk management process and policies and to oversee compliance with Grainger's Business Conduct Guidelines.

Board Affairs and Nominating Committee

The Board Affairs and Nominating Committee of the Board (the Board Affairs and Nominating Committee) met five times in 2016. The Board has determined that each of the members of the Board Affairs and Nominating Committee is "independent," as that term is defined in the independence requirements for members of nominating committees contained in the applicable standards of the NYSE.

The Board Affairs and Nominating Committee makes recommendations to the Board regarding the makeup of the Board and its committees, establishes specific criteria by which potential directors shall be qualified, identifies potential nominees, makes recommendations concerning director and nominee independence, reviews transactions between Grainger and related persons (as further discussed below), and evaluates the overall performance of the Board. It also has primary oversight responsibility for corporate governance, including the responsibility to recommend corporate governance principles, recommend Board committee responsibilities and members, evaluate the Board in the area of corporate governance, including the adequacy of the information supplied to the Board and the Board's performance of its oversight responsibilities relative to the management of Grainger, and to recommend retirement, compensation, and other policies applicable to directors; and oversight

18	W.W. GRAINGER, INC.	2017 PROXY STATEMENT

responsibility of corporate citizenship activities to advance the interest of shareholders, including involvement in the communities Grainger serves and promotion of a sustainable environment. Additional responsibilities of the Board Affairs and Nominating Committee are to make initial assessments regarding major issues or proposals and work with the Compensation Committee to review senior management organization and succession.

Compensation Committee

The Compensation Committee of the Board (the Compensation Committee or the Committee) met five times in 2016.

The Committee oversees Grainger's compensation and benefits policies and programs (generally for all employees and specifically with respect to executives), makes executive compensation decisions, and reviews and recommends other compensation matters to be submitted to the Board and/or shareholders for approval. The general responsibilities of the Committee are to oversee that:

    ▪
    compensation is aligned to shareholder value creation and strategic objectives;

    ▪
    compensation, especially senior management compensation, is linked to both personal and Company performance;

    ▪
    the Company maintains a market competitive compensation structure that is designed to attract, motivate, develop, and retain key talent who deliver performance that will increase shareholder value;

    ▪
    the Company's compensation policies and practices for all employees are aligned with Company policy and strategy, are designed with appropriate incentives that do not encourage unnecessary or excessive risk-taking, and are administered in a transparent manner;

    ▪
    compensation and benefit policies and practices reflect the highest level of integrity; and

    ▪
    all stock and incentive plans are appropriately designed and administered.

The Board has determined that each of the members of the Compensation Committee is "independent," as that term is defined in the independence requirements for members of compensation committees contained in the applicable standards of the SEC and the NYSE.

The Committee annually reviews and approves corporate goals and objectives relevant to CEO compensation, evaluates CEO performance in light of those financial goals and objectives, and, together with the other independent directors (as directed by the Board), determines and approves the CEO's compensation based on this evaluation, in executive session without members of management present, and approves the compensation paid to the most highly compensated executives, the Named Executive Officers.

In overseeing the Company's compensation programs, the Committee develops programs based on its own deliberations. It also considers programs and recommendations from its independent compensation consultant, a variety of other compensation and benefits consultants, and management. After a review of the factors prescribed by the SEC and the NYSE rules and regulations, the Committee determined that Deloitte Consulting is independent and has retained Deloitte Consulting as its independent compensation consultant.

The independent compensation consultant is solely hired by and reports directly to the Committee. The Committee's practice is to routinely meet with the independent compensation consultant in executive session, without management present, following each Committee meeting. The Committee has sole authority to retain and terminate the

2017 PROXY STATEMENT	W.W. GRAINGER, INC.	19

independent compensation consultant, including sole authority to approve the consultant's fees. At the Committee's direction, the independent compensation consultant:

    ▪
    attends Committee meetings;

    ▪
    assists the Committee review goals and objectives for CEO compensation, including succession planning and transition activities;

    ▪
    assists the Committee in evaluating compensation proposals, including by providing compensation market data;

    ▪
    helps analyze recommendations proposed by management;

    ▪
    assists with the design of the structure and metrics for incentive compensation programs;

    ▪
    responds to specific compensation-related inquiries, such as determining comparator companies used for compensation studies;

    ▪
    conducts or assists in risk reviews of the Company's performance and incentive-based compensation programs; and

    ▪
    provides periodic updates on executive compensation trends and developments and undertakes special projects as assigned.

Members of management (including some of the Named Executive Officers) assist the Committee in performing its responsibilities by providing recommendations for the design of Grainger's compensation program for its Named Executive Officers, other officers, and other employees. Management also recommends salary and award levels, except those related to Mr. Ryan, Chairman of the Board, and Mr. Macpherson, Chief Executive Officer. Messrs. Ryan and Macpherson's salaries and awards are reviewed by the Committee, together with the other independent directors (as directed by the Board), in executive session without members of management present. On issues of Chairman and Chief Executive Officer compensation, the independent directors of the Committee, in their sole discretion, determine the appropriate compensation design and level.

The Committee grants equity awards (stock options, restricted stock units (RSUs), and performance shares) to officers and other employees under the shareholder-approved 2015 Incentive Plan. The Committee has delegated to management limited authority to grant stock options and RSUs to non-officer employees. Awards under this authority are granted under the terms and conditions that have been approved by the Committee. The pool of shares available to management under this delegation has been refreshed annually by the Committee to 20,000 stock options and 35,000 RSUs. The maximum amount that management is authorized to award to any individual is 5,000 stock options and 2,500 RSUs, and to avoid any real or perceived manipulated timing, all awards are effective the first business day of the month following the award. Information concerning the grants by management is shared with the Committee at its next meeting. The Committee may terminate this delegation of authority at its discretion.

Leadership Structure

The Board has carefully considered its leadership structure and believes that a combined Chairman/Chief Executive Officer position represents the best long-term leadership structure for Grainger. In the Board's view, having a single individual serving as both the Chairman and Chief Executive Officer assists in the timely flow of relevant information which supports effective Board decision-making and provides a useful connection between the Board and management so that Board actions are appropriately executed. The Board's Lead Director structure helps assure these functions are properly performed. The Board does not believe that permanently separating the role of the Chairman and Chief Executive Officer would result

20	W.W. GRAINGER, INC.	2017 PROXY STATEMENT

in strengthening Grainger's corporate governance or in creating or enhancing long-term value for our shareholders.

The Board has strong governance structures and processes in place to ensure the independence of the Board. These established structures and processes, which are reflected in the Operating Principles for the Board of Directors and the various Board Committee charters, provide for the independent directors to exercise authority so that the Board is effective in overseeing critical matters of strategy, operations, and reporting. Important duties performed by the independent directors, either collectively or through committees made up solely of independent directors, include selecting the Chairman and Chief Executive Officer and evaluating his or her performance and the resulting compensation.

While the Board generally believes that splitting the roles of Chairman and Chief Executive Officer is unnecessary and not in the best interest of shareholders, effective October 1, 2016, as part of a planned succession process, the Company temporarily separated the two positions naming Mr. Macpherson Chief Executive Officer, with Mr. Ryan continuing to serve as Chairman of the Board. Concurrently with his appointment as Chief Executive Officer, Mr. Macpherson was also appointed to the Board. Prior steps in the succession planning included promoting Mr. Macpherson to Chief Operating Officer in August 2015. In that role, Mr. Macpherson was responsible for the Company's day-to-day operations and reported to Mr. Ryan. Previously, Mr. Macpherson had served the Company in various roles as a Senior Vice President and Group President since 2008.

The Board believes that Mr. Ryan's continued service as Board Chairman has enabled the Company to execute a smooth transition of the Chief Executive Officer role, while ensuring that the Board and Mr. Macpherson have retained Mr. Ryan and his significant knowledge of the Company's operations, strategy, people and resources during the succession process.

In deciding that a combined Chairman and Chief Executive Officer position is the appropriate long-term leadership structure for Grainger, the Board also recognized the need for independent leadership and oversight. Since 1995, Grainger's Operating Principles for the Board of Directors have assigned a leadership role to the independent director serving as Chair of the Board Affairs and Nominating Committee. Over time, this director has been responsible for facilitating Board involvement on major issues and/or proposals, reviewing meeting agenda and information to be provided to the Board, consulting with directors, the Chief Executive Officer, and management and presiding at executive sessions of the Board.

In 2010, the Board revised its Operating Principles and by-laws to create the leadership position of Lead Director, to be elected annually by and from the Board's independent directors. Among the duties assigned to the Lead Director is the responsibility for:

    ▪
    presiding at meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors;

    ▪
    serving as the primary liaison between the Chairman and the independent directors;

    ▪
    reviewing and approving the types of information sent to the Board;

    ▪
    reviewing and approving meeting agenda for the Board to ensure that critical issues are included;

    ▪
    reviewing and approving meeting schedules to ensure that there is sufficient time for discussion of all agenda items;

    ▪
    conducting the Board's annual self-evaluation, including coordinating Board committee evaluations;

    ▪
    working with the Compensation Committee and leading the Chairman/Chief Executive Officer evaluation and communicating to the Chairman/Chief Executive Officer the independent directors' annual evaluation of the Chairman/Chief Executive Officer's performance; and

    ▪
    calling meetings of the independent directors if appropriate.

2017 PROXY STATEMENT	W.W. GRAINGER, INC.	21

The Board believes that given Grainger's corporate governance structures and processes, a combined Chairman and Chief Executive Officer position in conjunction with an independent Lead Director provides effective oversight of management by the Board and results in a high level of management accountability to shareholders.

Board, Committee and Director Evaluations

Each year, the Board conducts a three-part evaluation process coordinated by the Lead Director and the Committee Chairs. The evaluation framework is constituted of the following.

Full Board Evaluation.    Each director completes a questionnaire designed to evaluate overall Board effectiveness and identify opportunities for improvement. The full Board evaluation seeks to determine how the Board can improve its key function of maximizing long term shareholder value and considers a number of factors, including, among others, the following:

    ▪
    Board composition and governance;

    ▪
    Board agendas, meeting materials and discussions;

    ▪
    Board communications and interactions with management;

    ▪
    executive sessions of the Board;

    ▪
    Lead Director performance; and

    ▪
    director experience, training and continuing education processes.

Committee Evaluations.    Each director completes a questionnaire designed to evaluate overall effectiveness and identify opportunities for improvement with respect to each Committee in which he or she serves. The Committee evaluations consider a number of factors, including, among others, the following:

    ▪
    the Committee's governance and structure;

    ▪
    Committee meetings, materials and discussions; and

    ▪
    a Committee's interactions with management and outside advisors or consultants.

Director Self-Assessments.    Each director completes a self-assessment designed to evaluate the performance and effectiveness of the director. The director self-assessments consider a number of factors, including, among others, the following:

    ▪
    preparation and information for Board and Committee meetings;

    ▪
    contributions to Board and Committee meetings;

    ▪
    interactions with the Board and management; and

    ▪
    continuing education and training opportunities.

These questionnaires ask directors to assign ratings to how the Board performs and seek feedback on more open-ended topics, including Board and Committee processes and effectiveness. The evaluation framework and process is reviewed periodically with an outside corporate governance expert, including as to opportunities to enhance Board effectiveness.

The results of the evaluations are compiled anonymously and include responses and comments. The results of the completed Board evaluations and individual director self-assessments are furnished to the Lead Director, while the results of the completed evaluations for the Committees are furnished to the corresponding Committee Chairs, and then discussed at the Board and Committee meetings, respectively.

22	W.W. GRAINGER, INC.	2017 PROXY STATEMENT

Following discussion of the reports at the Board and respective Committee meetings, the Lead Director and the Committee Chairs develop plans for any items that may warrant additional action.

The information gained through this process helps inform the content of educational presentations to the Board as well as the skills sets desirable in director searches conducted by the Board from time to time. As a result of the Board's 2016 evaluation process and related follow-up, the Board identified the need for director candidates with proven track records of strategic thinking and experience in eCommerce.

Board's Role in Risk Oversight

The Board has overall responsibility for risk oversight. Its role is to oversee risk assessment and risk management processes and policies used by Grainger to identify, assess, monitor and address potential financial, compensation, operational, strategic and legal risks on an enterprise-wide basis. The risks monitored include threats to information technology systems and other issues of cyber security. The Audit Committee also regularly reviews Grainger's risk assessment and risk management processes and policies, including receiving regular reports from the members of Grainger's management who are responsible for risk assessment and risk management on the effectiveness of Grainger's Enterprise Risk Management (ERM) initiatives. As part of its oversight responsibility, the Compensation Committee assesses the relationship between potential risk created by Grainger's compensation programs and their impact on long-term shareholder value.

Succession Planning and Management Development

Our Board recognizes that it has an important duty to ensure senior leadership continuity by overseeing the development of executive talent and planning for the efficient succession of the Chief Executive Officer and other key leadership positions. Our Board has delegated primary oversight responsibility for succession planning and management development to the Board Affairs and Nominating Committee. The Committee reports on its activities to the full Board, which routinely addresses succession planning during executive sessions.

Our Board generally conducts an in-depth review of senior leader development and succession planning, including emergency succession scenarios, at least once a year. This review addresses the Company's management development initiatives, assesses senior management resources, and identifies individuals who should be considered as potential future senior executives. To ensure that the succession planning and management development process supports and enhances Grainger's strategic objectives, the Board and the Board Affairs and Nominating Committee also regularly consult with the Chairman of the Board and Chief Executive Officer on the Company's organizational needs, the leadership potential and related development plans for key managers, and plans for future developments and emergency situations.

Available Information

Grainger has adopted Business Conduct Guidelines for directors, officers, and employees, incorporating the Code of Ethics required by rules of the SEC to be applicable to a company's chief executive officer, chief financial officer, and chief accounting officer or controller, and intends to satisfy any disclosure requirements with respect to the Business Conduct Guidelines by posting the information on its website. Grainger also has adopted Operating Principles for the Board of Directors, which represent its corporate governance guidelines.

2017 PROXY STATEMENT	W.W. GRAINGER, INC.	23

Grainger's Business Conduct Guidelines and Operating Principles for the Board of Directors are available in the Governance section of Grainger's website at www.grainger.com/investor.

Also available in the Governance section of that website are the charters, as amended from time to time, of the Audit Committee, Board Affairs and Nominating Committee, and Compensation Committee, which were adopted by the Board.

All of these documents are also available to shareholders in print, free of charge, upon request to the Corporate Secretary at Grainger's headquarters, 100 Grainger Parkway, Lake Forest, Illinois 60045-5201.

Other Communications with Directors

Grainger has established a process by which shareholders and other interested parties may communicate with the Board, its Committees, and/or individual directors on matters of interest. Such communications should be sent in writing to:

[Name(s) of director(s)]
or
[Non-management directors]
or
[Board of Directors]
W.W. Grainger, Inc.
P.O. Box 856
Skokie, Illinois 60076-0856

If the matter is confidential in nature, please mark the correspondence accordingly. Additional information concerning this process is available in the Governance section of Grainger's website at www.grainger.com/investor.

24	W.W. GRAINGER, INC.	2017 PROXY STATEMENT

Director Compensation

Grainger's non-employee directors each receive an annual cash retainer of $85,000 and an annual deferred stock grant of $145,000. Directors serving as Committee Chairs receive an additional annual cash retainer.

Grainger's non-employee directors are compensated at a level that approximates median market practice. In benchmarking director pay, Grainger uses the same compensation comparator group that is used to benchmark compensation for Grainger's executives as described in the Compensation Discussion and Analysis. The Compensation Committee's independent compensation consultant periodically reviews the comparator group as well as comparative information and advises on director compensation.

The directors' compensation program, which was last adjusted in 2015, consisted of the following:

    ▪
    annual cash retainer for each director of $85,000;

    ▪
    deferred stock grant for each director of $145,000;

    ▪
    chair retainers:

      ▪
      Audit Committee: $20,000;

      ▪
      Compensation Committee: $15,000; and

      ▪
      Board Affairs and Nominating Committee: $10,000.

    ▪
    annual retainer for the Lead Director of $25,000.

All non-employee directors receive an annual deferred stock unit grant worth $145,000. The number of shares covered by each grant is equal to $145,000 divided by the 200-day average stock price through January 31 (a methodology consistent with the calculation used for equity awards to Grainger executives), rounded up to the next ten-share increment. The deferred stock units are settled in shares upon termination of service as a director. Directors may also defer their annual cash retainers, lead director retainer, committee chair retainers (as applicable), and meeting fees in a deferred stock unit account.

Stock ownership guidelines applicable to non-employee directors were established in 1998. These guidelines provide that within five years after election, a director must own Grainger common stock and common stock equivalents having a value of at least five times the annual cash retainer fee for serving on the Board. The policy also states that any pledged shares cannot be used to meet the ownership guidelines. The pledging of Company shares by directors or executive officers is prohibited by Company policy (see further details under the "Hedging and Pledging Prohibition" section). No directors have pledged any of the shares beneficially owned by them and all directors are currently in compliance with the ownership guidelines.

In addition, Grainger matches directors' charitable contributions on a three-to-one basis up to a maximum Company contribution of $7,500 annually and provides discounts on product purchases, both on the same basis as provided to U.S. Grainger employees.

A director who is an employee of Grainger or any Grainger subsidiary does not receive any compensation for serving as a director.

2017 PROXY STATEMENT	W.W. GRAINGER, INC.	25

2016 Director Compensation

Name	Fees Earned or Paid in Cash[1]	Stock Awards[2]	All Other Compensation[3]	Total

Rodney C. Adkins	$85,000	$154,651	$0	$239,651

Brian P. Anderson	$85,000	$154,651	$2,250	$241,901

V. Ann Hailey	$85,000	$154,651	$0	$239,651

Stuart L. Levenick	$120,000	$154,651	$0	$274,651

Neil S. Novich	$85,000	$154,651	$7,500	$247,151

Michael J. Roberts	$100,000	$154,651	$0	$254,651

Gary L. Rogers	$85,000	$154,651	$0	$239,651

E. Scott Santi	$105,000	$154,651	$7,500	$267,151

James D. Slavik	$85,000	$154,651	$7,500	$247,151

1
Represents cash fees received in 2016.

2
Represents the grant date fair value of an award of 660 deferred stock units made on April 27, 2016, with immediate vesting that will be paid upon termination from service, computed in accordance with FASB ASC Topic 718. The stock units were determined by dividing the grant dollar value by the 200-day average stock price as of January 31 in the year of the grant, a methodology consistent with the calculation used for other executive equity awards.

3
Represents amount paid by the Company to charitable organizations as part of the Company's matching gift program with respect to donations made and matched in 2016.

26	W.W. GRAINGER, INC.	2017 PROXY STATEMENT

Ownership of Grainger Stock

The table below shows how many shares of Grainger common stock the directors, certain executive officers, and all directors and executive officers as a group beneficially owned as of March 6, 2017.

Beneficial ownership is a term broadly defined by the SEC. In general, a person beneficially owns securities if the person, alone or with another, has voting power or investment power (the power to sell) over the securities. Being able to acquire either voting or investment power within 60 days, such as by exercising stock options, also results in beneficial ownership of securities. Unless otherwise indicated in the footnotes following the table, each of the named persons had sole voting and investment power with respect to the indicated number of Grainger shares.

Beneficial Owner	Shares	Stock Option Shares Exercisable Within 60 Days[1]	Stock Units[2]	Total	Percentage of Common Stock[3]

James D. Slavik[4,5,6] 100 Bayview Circle Suite 4500 Newport Beach, CA 92660	3,830,417	0	19,112	3,849,529	6.5%

Rodney C. Adkins	400	0	1,679	2,079	*

Brian P. Anderson	4,340	0	15,906	20,246	*

V. Ann Hailey	200	0	10,224	10,424	*

Joseph C. High	6,038	26,695	0	32,733	*

John L. Howard[7]	897,670	86,109	20,000	1,003,779	1.7%

Ronald L. Jadin[8]	20,459	103,737	0	124,196	*

Stuart L. Levenick	400	0	16,388	16,788	*

D.G. Macpherson	27,447	95,806	0	123,253	*

Neil S. Novich	4,605	0	23,420	28,025	*

Paige K. Robbins	1,729	11,087	8,713	21,529	*

Michael J. Roberts	1,000	0	18,259	19,259	*

Gary L. Rogers	310	0	11,758	12,068	*

James T. Ryan	143,478	423,523	20,000	587,001	1.0%

E. Scott Santi	303	0	5,587	5,890	*

Directors and Executive Officers as a group[9,10]	4,946,531	767,919	179,292	5,893,742	9.6%

1
In computing the percentage of shares owned by each person and by the group, these shares were added to the total number of outstanding shares for the separate calculations.

2
Represents the number of stock units credited to the accounts of non-employee directors and the number of restricted stock units credited to the accounts of executive officers. Each stock unit is intended to be the economic equivalent of a share of Grainger common stock. These units are excluded from the computations of percentages of shares owned.

3
An asterisk (*) indicates less than 1%.

4
Mr. Slavik is known to be the beneficial owner of more than 5% of Grainger's common stock.

5
Includes 2,509,252 shares as to which Mr. Slavik has shared voting and/or investment power.

2017 PROXY STATEMENT	W.W. GRAINGER, INC.	27

6
Excludes 1,039,490 shares held by certain of Mr. Slavik's family members, as to which shares Mr. Slavik disclaims voting or investment power.

7
Includes 18,406 shares as to which Mr. Howard has sole voting and investment power, and 879,264 shares as to which Mr. Howard may be deemed to have shared voting and investment power, by virtue of his serving as a director of The Grainger Foundation, Inc. The Grainger Foundation was established in 1949 by William Wallace Grainger, the founder of Grainger, and is not affiliated with Grainger.

8
Excludes 5,546 shares held by Mr. Jadin's wife, as to which Mr. Jadin disclaims voting or investment power.

9
Includes 3,390,046 shares as to which members of the group have shared voting and/or investment power.

10
Excludes 1,045,036 shares held by certain family members, as to which shares members of the group disclaim voting or investment power.

The following table sets forth information concerning all other persons known to Grainger to beneficially own more than 5% of Grainger's common stock on December 31, 2016, as reported in Schedules 13D/13G. Schedule 13G filers generally are institutional investors who acquire beneficial ownership of more than 5% of a public company's voting securities in the ordinary course of business without the purpose of changing or influencing control of the company.

Beneficial Owner	Shares Beneficially Owned[1]		Percentage of Common Stock
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	3,418,523	[2]	5.7%
Longview Partners (Guernsey) Limited PO Box 559 Mill Court La Charroterie St Peter Port Guernsey GY1 6JG	2,989,184	[3]	5.1%
MBC Investments Corporation c/o The Bank of New York Mellon Corporation 225 Liberty Street New York, NY 10286	3,106,063	[4]	5.2%
State Street Corporation State Street Financial Center One Lincoln Street Boston, MA 02111	3,247,812	[5]	5.5%
The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	5,245,242	[6]	8.8%

1
Includes shares beneficially owned by affiliated entities.

2
Includes 2,842,404 shares as to which there is sole voting power and no shares as to which there is shared voting power. Sole dispositive power is claimed.

3
Includes 1,874,053 shares as to which there is shared voting power and no shares as to which there is sole voting power. Shared dispositive power is claimed.

4
Includes 2,447,220 shares as to which there is sole voting power and no shares as to which there is shared voting power. Includes 2,526,591 shares as to which there is sole dispositive power and 579,472 shares as to which there is shared dispositive power.

5
Includes 3,247,812 shares as to which there is shared voting power and no shares as to which there is sole voting power. Shared dispositive power is claimed.

6
Includes 86,867 shares as to which there is sole voting power and 10,718 shares as to which there is shared voting power. Includes 5,148,471 shares as to which there is sole dispositive power and 96,771 shares as to which there is shared dispositive power.

28	W.W. GRAINGER, INC.	2017 PROXY STATEMENT

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and officers and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC and the NYSE, and to furnish us with copies of the reports. Specific due dates for these reports are prescribed by SEC rules and we are required to report in this proxy statement any failure by directors, officers, or 10% holders to file such reports on a timely basis. Based on our review of such reports and written representations from our directors and officers, we believe that all such filing requirements were timely met during 2016, except for two Forms 4 that were filed late with respect to two 2015 sales by James D. Slavik to certain family trusts of equity interests in an entity through which he beneficially owns shares of Grainger common stock.

2017 PROXY STATEMENT	W.W. GRAINGER, INC.	29

Report of the Audit Committee of the Board

The Audit Committee assists the Board in fulfilling its oversight responsibilities. The Board has determined that each of the members of the Audit Committee is "independent," as that term is defined in the independence requirements for audit committee members contained in the applicable rules of the SEC and corporate governance standards of the NYSE. The Audit Committee acts under a charter that is reviewed annually, was last amended by the Board on December 1, 2015, and is available on the Governance section of Grainger's website at www.grainger.com/investor

Management is responsible for the Company's internal controls and the financial reporting process and for compliance with applicable laws and regulations. Ernst & Young LLP ("Ernst & Young"), the Company's independent auditor, was responsible for performing an independent audit of the Company's most recent consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America, as well as expressing an opinion on the effectiveness of the Company's internal control over financial reporting. The Audit Committee's responsibility is to monitor and oversee these processes.

In performing these responsibilities, the Audit Committee reviewed and discussed the Company's audited consolidated financial statements and the effectiveness of internal control over financial reporting with management and Ernst & Young. The Audit Committee discussed with Ernst & Young matters required to be discussed under Statement on Auditing Standards No. 1301 "Communications with Audit Committees" adopted by the Public Company Accounting Oversight Board ("PCAOB"). Ernst & Young also provided to the Audit Committee the letter and written disclosures required by PCAOB standards concerning Ernst & Young's independence and the Audit Committee discussed with Ernst & Young the matter of the firm's independence.

Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2016, as filed with the SEC.

E. Scott Santi, Chair
Brian P. Anderson
V. Ann Hailey
Neil S. Novich

Members of the Audit Committee of the
Board of Directors

30	W.W. GRAINGER, INC.	2017 PROXY STATEMENT

Audit Fees and Audit Committee Pre-Approval Policies and Procedures

The following table sets forth the fees for professional services rendered by Ernst & Young with respect to fiscal years 2016 and 2015, respectively:

Fee Category	2016	2015
Audit Fees	$5,695,900	$5,028,197
Audit-Related Fees	192,400	187,000
Tax Fees	1,302,627	1,529,228
All Other Fees	43,000	3,000

Total Fees	$7,233,927	$6,747,425

Audit Fees. Consists of fees billed for professional services rendered for the audits of Grainger's annual financial statements and internal control over financial reporting, review of the interim financial statements included in Grainger's quarterly reports on Form 10-Q, and other services normally provided in connection with Grainger's statutory and regulatory filings or engagements.

Audit-Related Fees. Consists of fees billed for professional services rendered for assurance and related services that are reasonably related to the performance of the audit or review of Grainger's financial statements. These services include the audits of Grainger's employee benefit plans and various attest services.

Tax Fees. Consists of fees billed for professional services rendered for tax compliance, tax advice and tax planning. These services include assistance with the preparation of various tax returns.

All Other Fees. Consists of fees billed for all other professional services rendered to Grainger.

Pre-Approval Policy for Audit and Non-Audit Services

The Audit Committee has adopted a policy for the pre-approval of all audit and permitted non-audit services to be provided to Grainger by its independent auditor and is responsible for the review and approval of any fees associated with those services. Also, specific pre-approval by the Audit Committee is required for any proposed services exceeding pre-approved fee levels.

Pre-approvals for categories of services are granted at the start of each fiscal year and are applicable for 12 months from the date of pre-approval. In considering these pre-approvals, the Audit Committee reviews detailed supporting documentation from the independent auditor for each proposed service to be provided. Unused pre-approval amounts are not carried forward to the next year.

The Company's Controller monitors services provided by the independent auditor and overall compliance with the pre-approval policy. The Corporate Controller reports periodically to the Audit Committee about the status of outstanding engagements, including actual services provided and associated fees, and must promptly report any noncompliance with the pre-approval policy to the Chairman of the Audit Committee.

The Audit Committee may delegate pre-approval authority for audit and non-audit services to one or more of its members, and such authority has been delegated to the Chair of the Audit Committee. The decisions of any member to whom such authority is delegated must be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee may not delegate to management its responsibilities to pre-approve services performed by the Company's independent auditor. The Audit Committee periodically reviews reports summarizing all services provided by the independent auditor.

2017 PROXY STATEMENT	W.W. GRAINGER, INC.	31

Proposal to Ratify the Appointment of Independent Auditor

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent external audit firm that performs audit services. In considering Ernst & Young's appointment for the 2017 fiscal year, the Committee reviewed the firm's qualifications and competencies, including the following factors:

  ▪
  Ernst & Young's historical performance and its recent performance during its engagement for the 2016 fiscal year;

  ▪
  Ernst & Young's capability and expertise in handling the breadth and complexity of the Company's operations;

  ▪
  the qualifications and experience of key members of the engagement team, including the lead audit partner, for the audit of the Company's financial statements;

  ▪
  the quality of Ernst & Young's communications with the Audit Committee regarding the conduct of the audit, and with management with respect to issues identified in the audit;

  ▪
  external data on audit quality and performance, including recent PCAOB reports on Ernst & Young; and

  ▪
  Ernst & Young's reputation for integrity and competence in the fields of accounting and auditing.

Ernst & Young has been retained as the Company's independent auditor continuously since 2005. In order to ensure continuing auditor independence, the Committee periodically considers whether there should be a regular rotation of the independent auditor. The Audit Committee ensures that the mandated rotation of Ernst & Young's personnel occurs routinely and the Audit Committee and its Chairman are directly involved in the selection of Ernst & Young's lead engagement partner.

The Audit Committee and the Board of Directors believe that the continued retention of Ernst & Young to serve as the Company's independent auditor for the year ending December 31, 2017 is in the best interests of the Company and its shareholders, and the Board is asking shareholders to ratify this appointment. Representatives of Ernst & Young are expected to be present at the meeting to respond to appropriate questions of shareholders and to make any desired statements.

The Board recommends a vote FOR the proposal to ratify the appointment of independent auditor.

Approval of the proposal requires the affirmative votes of a majority of the shares of Grainger common stock represented in person or by proxy at the meeting and entitled to vote. Abstentions will have the same effect as votes against the proposal. In the event the proposal is not approved, the Board will consider the negative vote as a mandate to appoint another independent auditor for the next year.

32	W.W. GRAINGER, INC.	2017 PROXY STATEMENT

Report of the Compensation Committee of the Board

The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis with management. Based on such review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company's proxy statement for its 2017 annual meeting of shareholders and in its Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the SEC. The Compensation Committee acts under a charter that is reviewed annually, was last reviewed by the Board on December 13, 2016, and is available in the Governance section of Grainger's website at www.grainger.com/investor.

Michael J. Roberts, Chairman
Rodney C. Adkins
Stuart L. Levenick
Gary L. Rogers
James D. Slavik

Members of the Compensation Committee of the
Board of Directors

2017 PROXY STATEMENT	W.W. GRAINGER, INC.	33

Fees for Independent Compensation Consultant

The Compensation Committee has engaged Deloitte Consulting LLP (Deloitte Consulting) as its independent compensation consultant. The following table sets forth the fees for services rendered by Deloitte Consulting and its affiliates with respect to fiscal year 2016:

Type of Fee	2016
Executive Compensation Consulting	$237,666
All Other Consulting	$711,375

Total Fees	$949,041

Executive Compensation Consulting Fees: Consists of fees billed for services provided to advise the Compensation Committee of the Board with respect to executive and director compensation.

All Other Consulting Fees: Consists of fees billed for all other services provided to Grainger. None of these fees are related to compensation matters.

Since 2003, affiliates of Deloitte Consulting have provided other services to Grainger that are unrelated to executive compensation matters. The decision to engage an affiliate of Deloitte Consulting for these other services was made by management. The Board has been informed of this ongoing work and the use of an affiliate of Deloitte Consulting but neither the Board nor the Compensation Committee specifically approved these services. After a review of the factors prescribed by the SEC and the NYSE rules and regulations, the Compensation Committee determined that its compensation consultant, Deloitte Consulting, did not have any conflicts of interest.

34	W.W. GRAINGER, INC.	2017 PROXY STATEMENT

Compensation Discussion and Analysis

Introduction

This Compensation Discussion and Analysis (CD&A) describes the Company's compensation philosophy and programs generally, and explains the compensation paid to the six most highly compensated executives in 2016—the Named Executive Officers (NEOs).

Named Executive Officers (NEOs) for 2016

Officer	Title

James T. Ryan	Chairman of the Board

D.G. Macpherson	Chief Executive Officer (CEO)

Ronald L. Jadin	Senior Vice President and Chief Financial Officer (CFO)

John L. Howard	Senior Vice President and General Counsel

Joseph C. High	Senior Vice President and Chief People Officer (CPO)

Paige K. Robbins	Senior Vice President, Global Supply Chain, Branch Network and Company Strategy

The titles in the table above reflect positions held by the NEOs as of the end of 2016. These titles remain unchanged as of the date of this proxy statement. As explained under "Leadership Changes" below, between January 1, 2016 and September 30, 2016, Mr. Ryan served as the Company's Chairman, President and CEO, while Mr. Macpherson served as the Company's Chief Operating Officer (COO).

Leadership Changes

Long term CEO succession planning is crucial to the stability of the business and a key responsibility of the Board. Effective October 1, 2016, as part of a planned succession process, the Company named Mr. Macpherson CEO, with Mr. Ryan continuing to serve as Chairman of the Board. Concurrent with his appointment as CEO, Mr. Macpherson was also appointed to the Board.

Prior steps in the succession planning included promoting Mr. Macpherson to COO in August 2015. In that role, Mr. Macpherson was responsible for the Company's day-to-day operations and reported to Mr. Ryan. Previously, Mr. Macpherson had served the Company as Senior Vice President and Group President, Global Supply Chain and International since 2013; Senior Vice President and President, Global Supply Chain and Corporate Strategy, a position assumed in 2012; and Senior Vice President, Global Supply Chain, a position assumed in 2008.

The Board believes that Mr. Ryan's continued service as Chairman of the Board has enabled the Company to execute a smooth transition of the CEO role, while ensuring that the Board and Mr. Macpherson have retained Mr. Ryan and his significant knowledge of the Company's operations, strategy, people and resources during the succession process.

2017 PROXY STATEMENT	W.W. GRAINGER, INC.	35

Compensation Discussion & Analysis Topics:

  1.
  Executive Summary

  2.
  Compensation Philosophy, Plans and Practices

  3.
  Compensation Committee of the Board

  4.
  Risk Assessment

  5.
  Say on Pay

  6.
  Role of Management

  7.
  Compensation Comparator Group

  8.
  Base Salaries

  9.
  Annual Incentives

  10.
  Long-Term Incentives

  11.
  Stock Ownership Guidelines

  12.
  Hedging and Pledging Prohibition

  13.
  Other Benefits

  14.
  Employment Contracts, Change in Control Arrangements, and Termination of Employment Arrangements

  15.
  Compensation Recoupment Policy (Clawbacks)

36	W.W. GRAINGER, INC.	2017 PROXY STATEMENT

1.     Executive Summary

  The Company's compensation program is based upon a philosophy that is applied to all Company employees—to attract and retain the best people and provide them appropriate performance-based incentives that encourage them to achieve results that create long-term shareholder value.

The overall compensation structure is designed to drive profitable growth leading to shareholder value creation. Employees at all levels of the Company, including its executives, are provided incentives to grow the business (Sales Growth) while achieving attractive investment returns (Return on Invested Capital, or ROIC) for the Company's shareholders. For executives, the compensation program is designed to link pay to performance and is structured to reward both annual and long-term Company performance while not encouraging excessive risk taking.

The basic compensation structure did not change in 2016. Highlights include:

  ▪
  as a result of long term succession planning, Mr. Macpherson was promoted to CEO and became a member of the Board of Directors while Mr. Ryan continued in the role of Chairman of the Board (COB);

  ▪
  financial results did not meet expectations and therefore the payouts for both the annual bonus payments and long-term performance share program were below target; and

  ▪
  effective with the 2017 long term incentive grants, the Company will change the long term incentive mix from 70% stock options and 30% performance shares to 50% stock options and 50% performance shares in response to market practice and to provide appropriate incentives to drive shareholder value creation.

NEO compensation includes a combination of base salary, short-term incentives, long-term equity incentives including performance shares and stock options, and a performance-based retirement vehicle. These components are combined to provide Company executives with appropriate incentives for profitable long-term growth.

2017 PROXY STATEMENT	W.W. GRAINGER, INC.	37

The Company's NEO compensation uses the following components:

Compensation Element	Purpose	Link to Performance	Fixed/ Performance Based	Short/Long Term

Base Salary	Establishes a market competitive and appropriate level of fixed compensation to attract and retain leaders.	Based on individual performance.	Fixed	Short-Term

Annual Incentives (Management Incentive Program)	Encourages annual results that create shareholder value.	Linked to annual achievement of predetermined Company objectives—sales growth and ROIC.	Performance Based	Short-Term

Stock Options	Directly links managers' and shareholders' interests by tying long-term incentives to stock appreciation.	The initial grant value (above or below target) is linked to individual performance, while the ultimate value of the program is linked to stock price performance prior to exercise.	Performance Based	Long-Term

Performance Shares	Aligns compensation with the Company's business strategy and the long-term creation of shareholder value.	Linked to achieving specific pre- determined Company objectives (sales growth and 3-year ROIC) and stock price over the 3-year performance period.	Performance Based	Long-Term

Retirement/Profit Sharing	Aligns the interests of the employees and shareholders as the Company's annual contribution is based on ROIC.	Linked to financial performance—contributions greater than 8% are based on Company performance.	Performance Based	Long-Term

In order to encourage profitable growth while protecting shareholders' interests, the Company's compensation programs include the following risk mitigating features:

Compensation Program vs. Risk Mitigating Action	Annual Incentives	Stock Options	Performance Shares
Balanced Performance Measures (Growth and Profits)	✓	✓	✓
Robust Goal Setting	✓	✓	✓
Retention Ratio	N/A	✓	✓
Clawback Polices	✓	✓	✓
Stock Ownership Requirements	N/A	✓	✓
Awards Capped (Number of Shares)	✓	✓	✓
Compensation Committee Oversight	✓	✓	✓
Internal and Independent External Review	✓	✓	✓
Restrictions on Hedging and Pledging	N/A	✓	✓

Target total compensation for the Company's employees is generally set to approximate the market median. The weighting of the individual compensation components varies by level, with more senior level executives having a greater emphasis on performance-based long-term compensation—which aligns management to shareholders. NEO compensation is structured so that the largest component is long-term equity (stock options and performance shares), followed by base salary and the performance-based annual incentives (this detail is shown in the following table). Each NEO's compensation is compared to equivalent positions in a comparator group selected by the Compensation Committee (with assistance from the Committee's independent compensation consultant). NEO base salaries and long-term incentive grants are determined based on many factors including individual performance, responsibilities, and the overall relation to market levels of compensation.

38	W.W. GRAINGER, INC.	2017 PROXY STATEMENT

These components and the use of performance-based pay are consistent with the mix seen in the comparator group. The tables below show compensation components as a percentage of the total target compensation package.

Performance vs. Fixed Compensation

	Performance Based Compensation		Fixed/Individual Based Compensation

NEO	Company	Peers	Company	Peers

Mr. Macpherson	88%	88%	12%	12%

Mr. Jadin	79%	78%	21%	22%

Mr. Howard	75%	74%	25%	26%

Mr. High	74%	73%	26%	27%

Ms. Robbins	62%	70%	38%	30%

Annual vs. Long-Term Compensation

	Annual Compensation		Long-Term Compensation

NEO	Company	Peers	Company	Peers

Mr. Macpherson	27%	28%	73%	72%

Mr. Jadin	38%	40%	62%	60%

Mr. Howard	44%	45%	56%	55%

Mr. High	45%	45%	55%	55%

Ms. Robbins	59%	49%	41%	51%

"Performance Based Compensation" consists of the annual incentive plan, long-term incentives, and profit sharing.

"Fixed/Individual Based Compensation" consists of base salary.

"Annual Compensation" consists of base salary and the annual incentive plan.

"Long-term Compensation" consists of stock options, performance shares, and profit sharing. Annual profit sharing contributions are based on the Company's short-term performance, distributions are restricted, and full vesting occurs after five years of service, making this component a long-term benefit.

"Peers" was determined from the comparator group in the 2016 Aon Hewitt Compensation Study as described further within Topic 7.

The Company's compensation structure links pay with Company performance. 2016 financial results did not meet expectations and therefore both the annual bonus payments and long-term performance share program were settled below target:

  ▪
  The 2016 Company Management Incentive Program (MIP) payout was calculated at 75% of target for all eligible employees as the Company fell short of the 2016 sales growth goal of 5.5% and the ROIC goal of 26.6%. The Compensation Committee exercised its discretion under the Terms and Conditions of the MIP to exclude certain items that the Company believes are not indicative of ongoing operations (as explained under "9. Annual Incentives" below) to reflect the Company's operating performance.

  ▪
  Awards under the long-term 2014-2016 Performance Share Program are 54% of target based on 2016 sales growth and the 2014-2016 ROIC performance.

2017 PROXY STATEMENT	W.W. GRAINGER, INC.	39

The Company is focused on profitable daily sales growth over the short- and long-term. Using ROIC and sales growth for both short-term and long-term incentive awards does not create unreasonable risk because:

  ▪
  Different Performance Goals.  The short-term incentive program focuses on sales growth compared to the prior year and a pre-determined ROIC, with both measures linked to the Company's one-year plan. The long-term incentive program focuses on a specific sales dollar goal in the third year of the performance period. In addition, the long-term incentive program requires a threshold level of ROIC over the performance period in order for the awards to vest.

  ▪
  Different Time Periods.  The short-term incentive program focuses on the achievement of sales growth and ROIC over one year. The long-term incentive program focuses on sales growth over three years, while maintaining an ROIC above 18% during the three-year period.

  ▪
  Company-Wide Performance Measures.  Performance is measured at the Company- wide level as opposed to specific business unit or regional levels.

  ▪
  Maximum Payout is Capped.  Incentive plans are capped at 200% of the target award.

2.     Compensation Philosophy, Plans, and Practices

  As part of the Company's pay for performance philosophy, the Company's compensation program includes several features that maintain alignment with shareholders:

  ▪
  Emphasis on Variable Performance-Based Compensation.  Over 73% of the NEOs' target compensation is tied to Company performance that the Company believes drives shareholder value.

  ▪
  Double-Trigger Change in Control Requirements.  Both the existing Change in Control Agreements and awards under the 2015 Incentive Plan have double-trigger change in control provisions.

  ▪
  Ownership Requirements.  Both the Chairman and CEO are required to hold equity in the Company worth at least 6x their base salaries, and all other NEOs are required to hold at least 3x base salary.

  ▪
  Holding/Retention Periods.  NEOs are required to hold exercised stock option shares and other stock awards until ownership requirements are met. Those who fail to achieve ownership requirements will not receive future equity-based awards.

  ▪
  Prohibition on Hedging and Pledging.  NEOs and directors are prohibited from hedging and future pledging of Company shares.

  ▪
  Clawback Provisions.  The Company has established recoupment policies for financial fraud and/or material inaccuracies as well as for violations of non-competition agreements and non-solicitation agreements.

  ▪
  Performance Thresholds and Caps.  Both the annual incentive and performance share programs require a threshold level of performance in order to achieve any payment, and the maximum payments are capped.

  ▪
  Annual Risk Reviews.  The Company conducts an annual risk review based on a process recommended by the Compensation Committee's independent compensation consultant.

  ▪
  Minimal Perquisites.

40	W.W. GRAINGER, INC.	2017 PROXY STATEMENT

  The Company's compensation programs also maintain alignment with shareholders by not including certain features:

  ▪
  No Cash Buyouts of Underwater Stock Options, Repricing, or Stock Options issued at a discount. Stock options issued will not be repriced, replaced, or regranted through cancellation or by lowering the exercise price of a previously granted stock option.

  ▪
  No Excessive Change in Control Agreements. The maximum cash benefit is equal to 2x salary and target bonus.

  ▪
  No Change in Control Agreements with Excise Tax Gross-ups.

  ▪
  No Tax Gross-ups on Perquisites.

  ▪
  No Employment Agreements. The Company does not maintain any employment agreements with its NEOs.

  ▪
  No Payment of Dividend Equivalents on Unearned Performance Shares or Stock Options.

Overall, the Company's compensation program is designed to be straightforward and understandable to its employees and shareholders, and to drive long-term shareholder value creation by aligning compensation with both individual and Company performance.

3.     Compensation Committee of the Board

  The Compensation Committee of the Board is responsible for the Company's compensation programs.

The Compensation Committee oversees the Company's compensation and benefit programs for all officers and employees. The Committee is responsible for ensuring that the Company's compensation practices provide appropriate incentives to increase long-term shareholder value, reflect the highest level of integrity, and protect the interests of shareholders. One of its responsibilities is to make certain that a competitive compensation structure is in place that will attract, reward, and retain employees and to motivate them to grow the business profitably. The Committee is also charged with ensuring that compensation, especially for executives, is linked to both individual and Company performance, and ensuring that compensation policies and practices for all employees do not include incentives to take inappropriate risk.

In setting individual compensation levels, the Compensation Committee selects a compensation comparator group of companies and reviews studies of total compensation paid to executives in those comparator group companies with similar duties and responsibilities. The Committee then considers a variety of reference points, including competitive compensation data at the 25th, 50th, and 75th percentiles, individual and Company performance, the executive's overall experience, replaceability, internal equity, unique skills, and management's recommendation to determine appropriate compensation for each executive. All elements of compensation are valued and reviewed in evaluating the relative competitiveness of the Company's compensation practices against the comparator group. Target total compensation for the Company's employees and executives as a whole (including the NEOs) is generally set to approximate the market median.

The Compensation Committee reviews at least annually a tally sheet for each NEO to evaluate the potential value of all compensation. The tally sheet includes each NEO's current base salary, annual incentive award, and the value of all outstanding equity-based awards (both vested and unvested), deferrals, benefits, and perquisites, as well as potential payments under retirement and certain change in control situations. Since no NEO has an employment agreement with the Company that guarantees continued employment, the tally sheets also facilitate the Committee's evaluation of the reasonableness of awards and their likely retention value.

2017 PROXY STATEMENT	W.W. GRAINGER, INC.	41

Under its charter, the Compensation Committee makes executive compensation decisions and recommends actions to the Board of Directors and to shareholders (for example, related to the advisory Say on Pay vote or equity plan proposals), as appropriate.

In discharging its responsibilities, the Committee regularly consults with independent advisors, compensation consultants, and the Company's management. After a review of the factors prescribed by the SEC and the NYSE, the Compensation Committee determined that its compensation consultant, Deloitte Consulting, is an independent advisor under the applicable rules and regulations. The Compensation Committee's charter can be found in the Governance section of Grainger's website at www.grainger.com/investor.

4.     Risk Assessment

  The Compensation Committee's oversight responsibility includes assessing the relationship between potential risk created by the Company's compensation programs and their impact on long-term shareholder value. The Company's compensation programs are designed to include risk-mitigating features, and the Committee also engaged its independent compensation consultant (Deloitte Consulting) to assist with the process of an annual internal risk assessment of all incentive-based compensation, including short-term and long-term incentive programs.

The incentive compensation programs include risk-mitigating components, such as:

  ▪
  balanced performance measures—sales growth combined with profitability;

  ▪
  robust performance measure selection and goal setting;

  ▪
  balanced mix of short-term and long-term incentives;

  ▪
  balanced mix of equity vehicles—stock options are combined with performance shares;

  ▪
  clawback provisions to recoup incentive compensation; and

  ▪
  stock ownership, retention, and holding requirements.

Since 2009, the Committee has engaged its independent compensation consultant to conduct a risk assessment that is completed every three years. The independent consultant will conduct its next risk assessment in 2018. For the interim years, the Company conducts an annual internal risk review based on practices and methodologies recommended by the Committee's independent compensation consultant. The results of the internally-conducted 2016 risk review were discussed with the Committee.

Based on the risk review and the Committee's discussions, the Committee does not believe that the Company's compensation policies and practices are reasonably likely to have a material adverse effect on the Company.

5.     Say on Pay

At the 2016 annual meeting of shareholders, the advisory vote to approve the compensation of the Company's NEOs received the support of 96% of the shareholders voting on the proposal. The Compensation Committee has considered these results and believes that they confirm the appropriateness of the Company's current executive compensation policies and practices. The Company routinely discusses its compensation philosophy with its shareholders as part of investor relations activities.

The Company is required to check with shareholders on the frequency of the advisory Say on Pay vote every six years. In 2011 and 2017, management recommended an annual advisory Say on Pay vote. The next advisory frequency vote is scheduled for 2023.

42	W.W. GRAINGER, INC.	2017 PROXY STATEMENT

6.     Role of Management

  Management assists the Compensation Committee in the design, recommendation, and implementation of compensation programs.

Members of management assist the Compensation Committee by routinely recommending programs that management believes will provide the appropriate level of compensation and incentives consistent with the Company's compensation philosophy. Consistent with this process, management works with advisors from Aon Hewitt to develop market information and recommends adjustments in base salaries, annual incentive targets, and long-term incentive awards to be reviewed by the Compensation Committee and approved by the Board. For NEOs other than Messrs. Ryan and Macpherson, the recommendations also include the structure and targets of short-term and long-term incentive programs, as well as changes to programs required for regulatory compliance. These recommendations are reviewed and approved by the both the Chairman of the Board and the CEO before they are presented to the Compensation Committee. Messrs. Ryan and Macpherson's compensation is reviewed by the Compensation Committee in conjunction with its independent compensation consultant, together with other independent directors (as directed by the Board), in executive session without members of management present.

7.     Compensation Comparator Group

  The Company's compensation program is regularly benchmarked against a Compensation Committee-approved comparator group of companies that are similar to the Company in size and complexity. The Company performs these studies to understand current market practices and to provide a reference point for compensation discussions.

Every other year, the Compensation Committee determines a compensation comparator group of companies and undertakes a study of total compensation paid to executives occupying similar positions with similar duties and responsibilities in the comparator companies. All elements of compensation are valued and considered when determining the relative competitiveness of the Company's compensation practices. A comparator group compensation study was conducted in 2016 (2016 Compensation Study).

The 2016 comparator group consists of 22 businesses that are relatively similar in complexity and size to the Company and represent the types of major companies with which the Company historically competes for executive talent. The companies that were selected for the 2016 Compensation Study are generally within a range of 0.5 to 2.0 times Grainger's annual revenue. The competitive market for executive talent includes companies both within and outside the same industry or sector as the Company. Most of the Company's publicly traded direct competitors tend to be too small in sales or scope of operations for direct compensation comparisons with the Company. Including a broader range of companies provides a more representative depiction of the Company's competitive market for talent. Therefore, companies used for compensation comparison purposes differ from those in the industry indices used in the Company Performance Graph in Part II, Item 5 of the Company's most recent Annual Report on Form 10-K.

Management played a minimal role in selecting the 2016 compensation comparator group, as the Committee relied on Aon Hewitt for survey and market data and its independent compensation consultant (Deloitte Consulting) for assistance. The role of management in selecting the comparator group was limited to providing general comments on the relevance of each industry represented by the comparator companies.

2017 PROXY STATEMENT	W.W. GRAINGER, INC.	43

Listed below are the 2016 Compensation Study comparator group and the 2015 revenues and enterprise values for each company.

Company Name	2015 Revenue ($mil)	2015 Enterprise Value* ($mil)

Air Products and Chemicals, Inc.	$9,895	$33,467

AutoZone, Inc.	$10,187	$26,791

Ball Corporation	$7,997	$13,042

CH Robinson Worldwide Inc.	$13,476	$9,802

The Clorox Company	$5,655	$15,433

Cummins Inc.	$19,110	$15,806

Dover Corporation	$6,956	$11,525

Eastman Chemical Company	$9,648	$17,116

Eaton Corporation	$20,855	$32,235

Genuine Parts Company	$15,280	$13,387

HD Supply Holdings, Inc.	$7,388	$11,046

Illinois Tool Works Inc.	$13,405	$38,503

Ingersoll-Rand plc	$13,301	$18,412

Mattel, Inc.	$5,703	$11,192

The Mosaic Company	$8,895	$12,252

Owens-Illinois, Inc.	$6,156	$8,501

Parker-Hannifin Corporation	$12,712	$17,495

PPG Industries, Inc.	$15,330	$29,827

Rockwell Automation, Inc.	$6,308	$12,955

The Sherwin-Williams Company	$11,339	$26,038

Textron Inc.	$13,423	$15,182

WESCO International, Inc.	$7,519	$3,206

25th Percentile	$7,421	$11,706

Median	$10,041	$15,308

75th Percentile	$13,419	$24,132

W.W. Grainger, Inc.	$9,973	$14,360

W.W. Grainger, Inc. Percentile Rank	49%	45%

*
Enterprise Value is calculated as market capitalization plus debt, minority interest and preferred shares, minus total cash and cash equivalents.

The Compensation Committee reviewed and approved the comparator group and considered the findings of the 2016 Compensation Study in conjunction with a tally sheet listing the potential value of all compensation available for the NEOs. The Compensation Committee concluded that the NEOs' earned and potential awards for 2016 were consistent with the Company's pay philosophy, Company and individual performance, and market practices (as reflected in the 2016 Compensation Study). Based on this review and the strong support from shareholders on the Say on Pay proposal, the Committee did not make specific adjustments to the design of the Company's compensation programs. The next Compensation Study and comparator group validation is scheduled to take place in 2018.

44	W.W. GRAINGER, INC.	2017 PROXY STATEMENT

8.     Base Salaries

  Base salaries are intended to provide an appropriate level of fixed compensation to attract and retain executives. Base salaries are determined after a detailed evaluation of individual performance, competitive market levels, and executive experience.

Annual base salary adjustments are considered and implemented to reflect individual performance, contribution and experience, and to maintain market competitiveness. The 2016 Compensation Study showed that, on average, the Company's base salaries for NEOs were approximately 2% below the market median.

Base salary increases for the NEOs, with the exception of Messrs. Ryan and Macpherson, are reviewed and approved by both the Chairman of the Board and the CEO before they are presented to the Compensation Committee. In approving recommendations, the Committee reviews these recommendations in conjunction with its independent compensation consultant.

The compensation awarded to Messrs. Ryan and Macpherson is determined by the Board with assistance from the Compensation Committee and its independent compensation consultant. The Compensation Committee reviews and approves the corporate goals and objectives relevant to Messrs. Ryan and Macpherson's compensation and evaluates each individual's performance in light of those goals and objectives. Together with the other independent directors (as directed by the Board), the Compensation Committee determines and approves Messrs. Ryan and Macpherson's compensation level based on this evaluation, in executive session without members of management present.

Following the annual performance management review process (which is similar to the process in which all employees participate), base salaries are reviewed and adjusted (if appropriate) to reflect individual and Company performance, base salaries for comparable positions from market studies, experience, tenure, and internal equity.

Based on the process outlined above, on April 1, 2016, Mr. Ryan's base salary was increased to $1,191,942 (+3.0%) and Mr. Macpherson's base salary was increased to $850,000 (+6.3%). In addition, as a result of the Company naming him Chief Executive Officer on October 1, 2016, Mr. Macpherson's base salary was increased to $1,000,000 (+17.6%).

In addition, the following base salary adjustments were made for the other NEOs effective April 1, 2016:

  ▪
  Mr. Jadin's base salary was increased to $727,180 (+3.0%);

  ▪
  Mr. Howard's base salary was increased to $678,770 (+3.0%);

  ▪
  Mr. High's base salary was increased to $500,000 (+4.0%); and

  ▪
  Ms. Robbins' base salary was increased to $441,025 (+5.0%) and subsequently increased to $465,000 (+5.4%) effective October 1, 2016.

2017 PROXY STATEMENT	W.W. GRAINGER, INC.	45

9.     Annual Incentives

  Annual incentives are intended to provide an appropriate level of variable compensation to encourage executives to achieve annual results that create shareholder value without encouraging excessive risk taking.

NEOs are eligible to receive short-term cash-based incentives on the achievement of specified annual Company-wide financial performance measures set forth in the Company Management Incentive Program (MIP). The Company structures the MIP to motivate performance that balances short-term and long-term results and aligns the interests of management with shareholders.

Each NEO's target incentive award under the annual incentive program is based on a review of competitive market practice and is designed to approximate a market value that is generally at the median of the comparator group. The following table displays the 2016 MIP target (program and payment) applicable to each NEO.

Name	2016 Target Incentive (as a % of base salary)		Program	Actual Payment (as a % of the target)

James T. Ryan	130%		Company	75%

D.G. Macpherson	125%	*	Company	75%

Ronald L. Jadin	85%		Company	75%

John L. Howard	75%		Company	75%

Joseph C. High	75%		Company	75%

Paige K. Robbins	55%		Company	75%

*
Mr. Macpherson's 2016 incentive payment was increased from 100% to 125% effective October 1, 2016, in connection with his promotion to CEO. Accordingly, his 2016 incentive amount is pro-rated at 100% for 9 months and 125% for 3 months.

The Compensation Committee and management perform a thorough analysis in setting financial measures and goals for the Company MIP to ensure the program appropriately balances the Company's objectives, is aligned with long-term shareholder interest, and has appropriate and effective risk-mitigating components. While the measures and goals are clearly aligned with the Company's strategy, they also account for current economic conditions. The combination of sales growth and ROIC performance, as well as threshold, target, and maximum payment levels, serves to mitigate risk to the Company's shareholders.

The Company believes the design of the annual incentive program creates shareholder value and encourages performance by focusing on profitable sales growth and ROIC. The basic framework of the MIP has been in place for more than ten years, although specific objectives and performance target levels have been modified on a year-by-year basis in light of the current economic and competitive environment. This framework was selected to align with Company strategy and to balance sales growth with profitability, efficiency, expense management, and asset management. ROIC reflects how effectively management uses Company assets and is generally defined by the Company as pre-tax operating earnings divided by net working assets. Year-over-year daily sales growth is determined by year-over-year results. Acquisitions and divestitures that occur during the year are not included in the calculation of daily sales growth or ROIC. These measures are consistent with the Company's objective of growing profitably over time, which it believes is closely linked with shareholder value creation.

46	W.W. GRAINGER, INC.	2017 PROXY STATEMENT

The 2016 Company MIP was based on the Company's ROIC and year-over-year daily sales growth. The Company determined the payment earned for ROIC and the payment earned for sales growth, and the two amounts were added together:

MIP Payment=(Sales Growth Performance+ROIC Performance)

The following table shows various payout scenarios that were established at the beginning of the year:

2016 Management Incentive Program

ROIC Performance	% Payout*

<21.60%	0%

21.60%	50%

24.10%**	75%

≥26.60%	100%

Daily Sales Growth Performance	% Payout*

≤5.50%**	0%

6.15%	25%

6.80%	50%

≥8.10%	100%

*
Payouts are interpolated on a straight-line basis.

**
For the year 2016, sales growth was 1.6% and adjusted ROIC was 24.1%. Based on these results, Company MIP paid at 75% of target.

The Company believes that it establishes sales growth and ROIC targets that are rigorous and provide an appropriate level of motivation. Under the Terms and Conditions of the MIP, the Committee has the discretion to adjust the reported financial results for incentive plan purposes to correct for any unusual circumstances, both positive and negative, that might affect ROIC or sales growth. For 2016, the Compensation Committee adjusted ROIC for the impact of certain items that the Company believes are not indicative of ongoing operations relating to (1) accounting adjustments related to customer unclaimed property; (2) increasing the Company's pre-tax reserve for resolving tax, freight, and miscellaneous billing issues relating to government contracts with the General Services Administration; and (3) the impairment charge attributable to the Fabory Group to reflect the Company's operating performance during the year. A more detailed discussion of these items is included in Part II, Item 6 and Item 8, Note 17 to the Consolidate Financial Statements, of the Company's most recent Annual Report on Form 10-K. The net effect of these adjustments increased the Company MIP payout from 62% to 75% of target.

Incentive amounts paid to Messrs. Ryan, Macpherson, Jadin, Howard, and High were based on the performance targets established for the 2016 MIP and were made under a separate annual incentive program described in the 2015 Incentive Plan. This program is designed to ensure that annual incentives are performance-based and fully tax deductible by the Company under Section 162(m) of the Internal Revenue Code. Under the program, the Committee allocates a portion of an incentive pool to each participant. The pool is funded with 5% of the Company's net earnings and the independent members of the Board have the authority to make specific awards. The sum of the individual participants' percentages may not be greater than 100% of the pool. The independent members of the Board may use their discretion to reduce these amounts but may not increase them. Consistent with prior years, the independent members of the Board used their discretion to reduce the amounts to yield payments equal to those that would have made using the same financial target and measures as the 2016 MIP.

Consistent with current practice, the 2017 MIP will continue to utilize daily sales growth along with ROIC as performance measures and all NEOs will be aligned to the Company MIP.

2017 PROXY STATEMENT	W.W. GRAINGER, INC.	47

10.  Long-Term Incentives

  The Company annually provides long-term incentives to NEOs and other key managers in order to align with the following elements of the Company's strategy to improve shareholder value:

  ▪
  achieve long-term business goals and objectives that increase shareholder value (including achieving financial performance that balances growth, profitability, and asset management);

  ▪
  reward management for taking prudent action and achieving results that create shareholder value;

  ▪
  attract qualified leaders to join the Company; and

  ▪
  retain management through business cycles.

The Company's long-term incentives for NEOs consist of stock options and performance shares and are provided under shareholder-approved incentive plans. In 2016, the Company structured awards such that stock options represent approximately 70% of the total value of long-term incentive compensation and performance shares represent approximately 30% of the total value. Providing a mix of different types of equity awards is consistent with market practice for senior executives. Using both stock options and performance shares provides incentives to drive shareholder value creation and the three year vesting schedule aids in executive retention.

The target number of shares provided for stock options and performance share awards is designed to approximate an economic value that targets the median of the compensation comparator group for comparable jobs. The Compensation Committee annually establishes the target value of the award based on the executive's position. The actual award may be adjusted up or down to reflect individual performance. The value is converted to shares using the 200-day average stock price as of January 31 in the year of grant. The use of the 200-day average to calculate the number of shares is intended to smooth stock price volatility that can distort the number of shares awarded.

NEO Long-Term Incentives

Award	Weight	Vesting & Term	Performance Measure

Stock Options	70%	3-year cliff vesting; 10 year term	Grant allocated based on individual performance; long-term value based on appreciation in stock price.

Performance Shares	30%	3-year cliff vesting contingent on performance	Sales growth measured in year 3 of the performance cycle, with 3-year average ROIC.

Stock Options

The Company's stock options provide the right to purchase Company stock at a specified price over a ten-year term with three-year cliff vesting. They are intended to directly link management's and shareholders' interests by tying a substantial portion of long-term incentives to stock price appreciation. The ten-year term is designed to focus the NEOs on long-term value creation. Three-year cliff vesting encourages meaningful retention before an executive can realize any value created by stock price appreciation. Stock option repricing is not permitted under any of the Company's equity incentive plans. Stock options are awarded at an exercise price equal to the closing price of the Company's common stock reported on the business day of the grant.

48	W.W. GRAINGER, INC.	2017 PROXY STATEMENT

Performance Shares

The Company's performance share program provides the NEOs and other executives with a potential share payout depending on sales growth and ROIC achievement over a three-year cycle. The actual number of shares paid to an NEO can range from 0% to 200% of the target number of performance shares awarded. The Compensation Committee (with the assistance of its independent compensation consultant) and management perform a thorough analysis in setting the financial measures and goals for a three-year performance cycle that begins January 1 of the first year. The sales growth component is measured at the end of the cycle's third year and the ROIC component is measured at the end of the third year based on the three-year average. These measurement dates reinforce a long term focus. Dividend equivalents are not paid on performance shares. Due to the three-year cycle that each award covers, the Company has three performance share cycles ongoing at all times.

2014-2016 Performance Share Cycle

For the 2014-2016 performance share cycle, the 2016 sales target of $11.9 billion was established when 2013 sales were $9.4 billion. The Company's net sales in 2016 determined the number of shares earned, while vesting remained dependent on meeting a three year average ROIC hurdle of 18%. The payout of the target performance share awards for this program cycle was made according to the following table:

2016 Total Company Sales		Payout as a Percent of Target

<$10.0B		0%

$10.0B		50%

$10.1B	*	54%	*

$11.9B		100%

$12.6B		200%

*
In 2016, sales were $10.1 billion and the participants conditionally earned 54% of their target. The Compensation Committee determined that the award vested because the Company's average ROIC for the three year period 2014-2016 was greater than 18%.

2015-2017 Performance Share Cycle

For the 2015-2017 performance share cycle, the 2017 sales target of $12.2 billion was established when 2014 sales were $10.0 billion. The Company's net sales in 2017 will determine the number of shares earned, while vesting remains dependent on meeting a three year average ROIC hurdle of 18%. The payout of the target performance share awards for this program cycle will be made according to the following table:

2017 Total Company Sales	Payout as a Percent of Target

<$10.6B	0%

$10.6B	50%

$12.2B	100%

$13.3B	200%

Sales of $12.2 billion in 2017 are required for participants to earn 100% of target award, assuming the average ROIC for the three-year period 2015-2017 is greater than 18%. This award remains at risk through 2017.

2017 PROXY STATEMENT	W.W. GRAINGER, INC.	49

2016-2018 Performance Share Cycle

For the 2016-2018 performance share cycle, the program was designed to reward for achieving a three-year average ROIC and 2018 sales. The sales goal was established when 2015 sales were $10.0 billion. The Company's average ROIC performance over the three-year period ending in 2018 and net sales in 2018 will determine the number of shares earned. The payout of the target performance share awards for this program cycle will be made according to the following table:

3-Year Average ROIC Performance (2016 - 2018)	% Payout*

≤21.6%	0%

23.8%	50%

≥26.0%	100%

Total Company 2018 Sales	% Payout*

≤$11.2B	0%

$11.7B	50%

≥$12.2B	100%

*
Payouts are interpolated on a straight-line basis.

Three-year average ROIC at or above 26% or sales at or above $12.2 billion in 2018 can independently achieve 100% of the target award. Achieving both will yield 200% of the target award. This award will remain at risk through 2018.

The Compensation Committee selected these performance measures because they balance sales growth with long-term profitability, expense management, and asset management and align with objectives established in the annual incentive program. The Committee may use different sales growth and ROIC objectives and targets from year to year to maximize alignment with then-current business objectives and to reflect economic conditions.

The 2017-2019 performance share cycle will continue to include both three-year ROIC and three-year sales growth targets.

Performance-Vested Restricted Stock Units and Restricted Stock Units

Consistent with Grainger's historical practice of promotional awards with seven-year cliff vesting, the Company granted 8,896 performance-vested restricted stock units (PRSUs) to Mr. Macpherson to recognize his promotion to Chief Executive Officer effective October 1, 2016. The potential share payout on the 7th anniversary of the grant is dependent on achieving average ROIC over 18% during a three-year performance cycle commencing October 1, 2016 through September 30, 2019. The actual number of PRSUs that vest on the 7th anniversary of the grant will be either 0% or 100% of the number of shares awarded, based on achievement of the ROIC goal. Dividend equivalents are not paid on PRSUs.

In addition, the Company granted 481 restricted stock units (RSUs) to Ms. Robbins with three-year cliff vesting effective November 1, 2016, to recognize her increased responsibilities.

Changing Mix of Stock Options and Performance Shares for 2017

In 2017, the Company is planning to change the mix of long-term incentives 70% stock options and 30% performance shares to a 50%/50% balance of both vehicles. The change is designed to be responsive to market practices while continuing to provide appropriate incentives to drive shareholder value creation.

11.  Stock Ownership Guidelines

  As of December 31, 2016, all officers subject to stock ownership guidelines, including the NEOs, are in compliance with the guidelines.

The Company continues to believe that requiring executive ownership of Company stock creates alignment between executives and shareholders and encourages executives to act to

50	W.W. GRAINGER, INC.	2017 PROXY STATEMENT

increase shareholder value. In 1996, the Company established stock ownership guidelines for its NEOs and other officers. In 2011, the Company increased the minimum ownership requirement for the CEO from 5x base salary to 6x and established a retention ratio for equity awards. The stock ownership guidelines for the NEOs are as follows:

NEO	Minimum Ownership Requirement as a Percentage of Base Salary	Currently in Compliance?

James T. Ryan	6x	Yes

D.G. Macpherson	6x	Yes

Ronald L. Jadin	3x	Yes

John L. Howard	3x	Yes

Joseph C. High	3x	Yes

Paige K. Robbins	3x	Yes

These stock ownership guidelines must be met within three years of being appointed an officer or assuming a new position and are reviewed annually by the Board. NEOs are required to hold exercised option shares and other stock awards until ownership requirements are met. Officers who fail to achieve these ownership levels will not receive future equity-based awards until they comply with the guidelines. Shares owned directly by the officer (including those held as a joint tenant or as tenant in common), RSUs, shares owned in a self-directed IRA, and certain shares owned or held for the benefit of a spouse or minor children are counted toward meeting the guidelines. Stock options (whether vested or unvested) and performance share awards are not counted toward meeting the ownership guidelines.

25% Retention Ratio

It is the Company's long-term goal for executives to also meet a second ownership requirement that is expressed in outright ownership (in actual shares and/or deferred vested shares). The Company has implemented a required 25% after-tax share retention ratio for NEOs. Upon receiving shares from the Company following the exercise or settlement of equity awards, if NEOs do not hold outright ownership of shares worth the required ownership multiple, they will be required to retain 25% of the shares received from all such equity awards (net of any shares used to satisfy tax withholding obligations) until the stock ownership guidelines are met with shares owned outright.

12.  Hedging and Pledging Prohibition

The Company's Business Conduct Guidelines (which are available in the Governance section of Grainger's website at www.grainger.com/investor) prohibit employees and the Board of Directors from engaging in any financial arrangement (including, without limitation, put and call options and short sales) that establish a short position in Company stock and are designed to hedge or offset a decrease in market value. Effective January 1, 2013, by policy, Company officers and directors are also prohibited from pledging any additional Company stock at any amount as collateral for a loan or for a margin account.

13.  Other Benefits

The other components of the Company's compensation program for NEOs are substantially similar to those available for most of the Company's other employees. This includes the same health and welfare benefits and the same performance-based profit sharing contribution methodology that is applied to the U.S.-based employees who are profit sharing participants. The Company provides Supplemental Profit Sharing Plans solely to maintain an equal percentage of profit sharing compensation contribution to approximately 215 employees, including NEOs, who would be subject to contribution or compensation limitations imposed

2017 PROXY STATEMENT	W.W. GRAINGER, INC.	51

on qualified plans by the Internal Revenue Code. The Company does not provide any other supplemental retirement benefits to its NEOs or other employees based in the United States.

Profit sharing is the primary Company-sponsored retirement vehicle for U.S.-based employees. Profit sharing aligns the interests of the Company's employees, management, and shareholders as the Company's annual contribution to profit sharing is based on ROIC. The Company contributes a minimum of 8% of payroll to the plan and provides employees the opportunity to share in the success of the Company beyond this amount only if a threshold return on capital, as the same may be adjusted for all eligible employees under the terms of the Profit Sharing Plan, is achieved.

As part of the 2016 Profit Sharing Plan, the Company implemented a 401(k) feature for all U.S.-based employees including the NEOs. The Company will contribute 3% of pay to the 401(k) feature and this amount is funded from the profit sharing pool. As mentioned above, the minimum Company contribution is 8% of pay with the first 3% going into the 401(k).

Effective April 2011, the Company requires that the NEOs and certain other Company officers have periodic physical examinations. The Company believes that periodic physical exams are important to maintain the effectiveness of its executive talent.

Effective December 31, 2009, the Company discontinued its executive death benefit program for executives hired or promoted after this date. The NEOs (except for Mr. High and Ms. Robbins) and certain other Company officers have grandfathered participation in the Company's former Executive Death Benefit Plan. The beneficiary of a participant who dies while employed by the Company is entitled to a taxable benefit of 120 monthly payments of 50% of the participant's monthly compensation, calculated on the basis of salary and target annual incentive. Unless offered to other Company employees, the Company will not make payments, grants, or awards following the death of an executive in the form of unearned salary or unearned bonuses, accelerated vesting or the continuation in force of unvested equity grants, awards or ungranted equity, perquisites, and other payments or awards made in lieu of compensation.

Effective January 1, 2017, the Company discontinued its U.S. pre-tax deferred compensation program whereby NEOs and certain other officers could elect to defer receipt of up to 50% of base salary and 85% of annual cash incentives under the 2004 Voluntary Salary and Incentive Deferral Plan, an unfunded deferred compensation plan. The purpose of the plan was to provide executives with retirement savings and financial planning opportunities that were unavailable to them in tax-qualified retirement plans due to Internal Revenue Code limitations. The investment choices and returns for the nonqualified program were the same as those offered to participants in profit sharing.

NEOs were eligible to be reimbursed for up to $10,000 in financial services in 2016. The financial service reimbursements are fully taxable and not grossed-up to cover taxes. Officers are allowed the business use of corporate aircraft and car and driver, while each of Messrs. Ryan and Macpherson is also allowed personal use of a car and driver, subject to reimbursement of the incremental cost of use. These benefits represent a cost-effective method of allowing the Company's top executives to more effectively use their time. All other benefits, including the profit sharing contribution percentages and various welfare benefits provided to U.S. NEOs and other executive officers, are comparable to those provided to the majority of salaried and hourly U.S.-based Company employees.

52	W.W. GRAINGER, INC.	2017 PROXY STATEMENT

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Stock Awards[1]	Option Awards[2]	Non-Equity Incentive Plan Comp.[3]	Change in Pension Value and NQDC Earnings	All Other Comp.[4]	Total

James T. Ryan	2016	$1,183,263	$0	$2,100,137	$3,512,151	$1,162,143	$0	$187,006	$8,144,700
Chairman of the Board	2015	$1,150,169	$0	$2,266,070	$3,063,077	$715,165	$0	$333,106	$7,527,587
	2014	$1,123,500	$0	$1,960,612	$3,028,115	$1,044,325	$0	$554,908	$7,711,460

D.G. Macpherson	2016	$875,000	$0	$2,511,744	$1,070,785	$796,875	$0	$284,128	$5,538,532
Chief Executive Officer	2015	$725,750	$0	$2,322,855	$669,245	$350,400	$0	$293,893	$4,362,143
	2014	$659,750	$0	$1,370,245	$656,722	$417,027	$0	$272,617	$3,376,361

Ronald L. Jadin	2016	$721,885	$0	$486,615	$813,818	$463,577	$0	$99,328	$2,585,223
Sr. Vice President and	2015	$701,625	$0	$2,122,365	$708,618	$288,048	$0	$183,108	$4,003,764
Chief Financial Officer	2014	$685,125	$0	$642,780	$700,517	$433,067	$0	$316,338	$2,777,827

John L. Howard	2016	$673,828	$0	$332,937	$556,807	$381,808	$0	$93,599	$2,038,979
Sr. Vice President and	2015	$654,900	$0	$1,368,565	$452,741	$237,240	$0	$133,159	$2,846,605
General Counsel	2014	$639,450	$0	$444,292	$394,054	$356,643	$0	$330,757	$2,165,196

Joseph C. High	2016	$495,250	$0	$256,192	$428,323	$281,250	$0	$68,099	$1,529,114
Sr. Vice President and Chief People Officer	2015	$478,050	$0	$758,863	$393,682	$173,160	$0	$98,949	$1,902,704

Paige K. Robbins	2016	$441,769	$0	$202,621	$171,356	$191,813	$0	$51,835	$1,059,394
SVP GSC, Branch Network, Contact Center, and Corporate Strategy

1
Represents the grant date fair value of stock awards computed in accordance with FASB ASC Topic 718. Performance share grants are calculated at target achievement and may pay out up to 200% of the target award. Performance-vested restricted stock awards are calculated at target achievement and may pay out up to 100% of the target award. The maximum value of the stock awards shown are $4,200,273, $2,953,922, $973,229, $665,874, $512,384, and $205,029 for Messrs. Ryan, Macpherson, Jadin, Howard, High, and Ms. Robbins, respectively.

2
Represents the grant date fair value of option awards computed in accordance with FASB ASC Topic 718.

3
Represents amounts paid under a 162(m)-qualified, shareholder-approved annual cash incentive plan for all, except for Ms. Robbins, who was paid under the Company's MIP.

4
For 2016, includes contributions accrued under the Company's profit sharing plan, the related supplemental profit sharing plan, and for deferred compensation plan participants, Company contributions that would otherwise have been made to the supplemental profit sharing plan ($161,264, $103,522, $85,782, $77,383, $56,759, and $46,835 for Messrs. Ryan, Macpherson, Jadin, Howard, High, and Ms. Robbins, respectively). It includes reimbursement for financial services ($10,000, $9,580, $10,000, $10,000, $6,565, and $5,000 for Messrs. Ryan, Macpherson, Jadin, Howard, High, and Ms. Robbins, respectively).

It also includes the incremental cost of the frozen Executive Death Benefit Program ($11,792, $167,001, $3,546, and $1,516 for Messrs. Ryan, Macpherson, Jadin, and Howard) and the cost of executive physicals ($3,950, $4,025, $0, $4,700, $4,775, and $0 for Messrs. Ryan, Macpherson, Jadin, Howard, High, and Ms. Robbins, respectively).

2017 PROXY STATEMENT	W.W. GRAINGER, INC.	53

Grants of Plan-Based Awards

	Grant	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards[1]			Estimated Future Payouts Under Equity Incentive Plan Awards[2,3]			All Other Stock Awards: No. of Shares of Stock	All Other Option Awards: No. of Securities Underlying	Exercise or Base Price of Option	Actual Closing Price on Option Approval	Grant Date Fair Value of Stock and Option

Name	Date	Threshold	Target	Maximum	Threshold	Target	Maximum	or Units[4]	Options[5]	Awards[6]	Date[7]	Awards[8]

James T. Ryan	1/1/16	$0	$1,549,525	$3,099,050
	1/1/16				5,583	11,165	22,330					$2,100,137
	4/1/16								78,152	$234.38	$234.38	$3,512,151

D.G. Macpherson	1/1/16	$0	$1,062,500	$2,125,000
	1/1/16				1,702	3,404	6,808					$640,292
	4/1/16								23,827	$234.38	$234.38	$1,070,785
	10/3/16				0	8,896	8,896					$1,871,452

Ronald L. Jadin	1/1/16	$0	$618,103	$1,236,206
	1/1/16				1,294	2,587	5,174					$486,615
	4/1/16								18,109	$234.38	$234.38	$813,818

John L. Howard	1/1/16	$0	$509,078	$1,018,156
	1/1/16				885	1,770	3,540					$332,937
	4/1/16								12,390	$234.38	$234.38	$556,807

Joseph C. High	1/1/16	$0	$375,000	$750,000
	1/1/16				681	1,362	2,724					$256,192
	4/1/16								9,531	$234.38	$234.38	$428,323

Paige K. Robbins	1/1/16	$0	$255,750	$511,500
	1/1/16				273	545	1,090					$102,515
	4/1/16								3,813	$234.38	$234.38	$171,356
	11/1/16							481				$100,106

1
Represents potential amounts under the annual cash incentive award in the 2015 Incentive Plan, a 162(m)-qualified, shareholder-approved plan. The plan establishes a pool equal to five percent (5%) of the Company's Net Earnings for the plan year. For 2016, the Board used its discretion to reduce amounts to yield payments equal to those that would have been made using the same financial measures as the MIP for the other employees.

2
The number of shares that may be earned for the 2016 grant of performance shares range from 0% to 200% of the target award and will be determined based on the Company's three-year average ROIC and sales performance in 2018.

3
This column includes the 2016 grant of performance-vested restricted stock units for Mr. Macpherson, an award of either 0% or 100% of the target value will be determined based on the Company's three-year average ROIC between 2016 and 2018. If the three-year performance condition is met, the shares will vest at the end of seven years based on continued service.

4
Represents restricted stock units for Ms. Robbins with three-year cliff vesting.

5
Represents stock option awards with a ten-year term and three-year cliff vesting.

6
Awards were issued at fair market value, which is the closing stock price on the grant date.

7
Represents the actual closing price on the day the award was approved.

8
Represents the full grant date fair value of awards as calculated under FASB ASC Topic 718 without allocating over the vesting period.

54	W.W. GRAINGER, INC.	2017 PROXY STATEMENT

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards

Name	No. of Securities Underlying Unexercised Options Exercisable[1]	No. of Securities Underlying Unexercised Options Unexercisable[1]	Equity Incentive Plan Awards: No. of Securities Underlying Unexercised Unearned Options	Option Exercise Price[2]	Option Expiration Date[3]	No. of Shares or Units of Stock That Have Not Vested[4]	Market Value of Shares or Units of Stock That Have Not Vested[5]	Equity Incentive Plan Awards: No. of Unearned Shares, Units or Other Rights That Have Not Vested[6]	Equity Incentive Plan Awards: Market or Payout of Unearned Shares, Units or Other Rights That Have Not Vested[7]

James T. Ryan	65,000			$81.49	4/28/19	0	$0	28,647	$6,653,266

	122,000			$108.15	4/27/20

	96,400			$149.02	4/26/21

	78,100			$204.01	4/24/22

	70,465			$245.86	4/23/23

		56,558		$248.22	4/29/24

		65,816		$231.88	3/31/25

		78,152		$234.38	3/31/26

D.G. Macpherson	26,000			$108.15	4/27/20	0	$0	28,509	$6,621,215

	24,876			$149.02	4/26/21

	16,923			$204.01	4/24/22

	15,741			$245.86	4/23/23

		12,266		$248.22	4/29/24

		14,380		$231.88	3/31/25

		23,827		$234.38	3/31/26

Ronald L. Jadin	30,000			$81.49	4/28/19	0	$0	14,850	$3,448,913

	29,000			$108.15	4/27/20

	25,336			$149.02	4/26/21

	19,527			$204.01	4/24/22

	16,790			$245.86	4/23/23

		13,084		$248.22	4/29/24

		15,226		$231.88	3/31/25

		18,109		$234.38	3/31/26

John L. Howard	21,000			$81.49	4/28/19	0	$0	9,802	$2,276,515

	19,500			$108.15	4/27/20

	14,990			$149.02	4/26/21

	11,716			$204.01	4/24/22

	11,543			$245.86	4/23/23

		7,360		$248.22	4/29/24

		9,728		$231.88	3/31/25

		12,390		$234.38	3/31/26

Joseph C. High	10,415			$204.01	4/24/22	0	$0	6,578	$1,527,741

	8,920			$245.86	4/23/23

		7,360		$248.22	4/29/24

		8,459		$231.88	3/31/25

		9,531		$234.38	3/31/26

Paige K. Robbins	3,840			$149.02	4/26/21	8,713	$2,023,594	1,295	$300,764

	2,790			$204.01	4/24/22

	2,330			$245.86	4/23/23

		2,127		$248.22	4/29/24

		3,122		$231.88	3/31/25

		3,813		$234.38	3/31/26

1
Represents stock option awards with a ten-year term and three-year cliff vesting. Upon retirement from the Company, unvested options automatically vest and may be exercised within the lesser of six years or the remaining term of the option. Messrs. Ryan and High are currently retirement-eligible.

2017 PROXY STATEMENT	W.W. GRAINGER, INC.	55

2
Awards were issued at fair market value, which is the closing stock price on the grant date.

3
Represents ten years after the award date.

4
Represents unvested restricted stock units with three- and seven-year cliff vesting.

5
Represents the aggregate unvested restricted stock units outstanding multiplied by the year-end closing price ($232.25).

6
Represents the aggregate performance shares with a three-year cycle as described further in the Compensation Discussion & Analysis.

7
Represents the aggregate performance shares outstanding multiplied by the year-end closing price ($232.25).

Option Exercises and Stock Vested

	Option Awards		Stock Awards

Name	No. of Shares Acquired on Exercise[1]	Value Realized on Exercise[2]	No. of Shares Acquired on Vesting[3]	Value Realized on Vesting[4]

James T. Ryan	0	$0	6,342	$1,284,826

D.G. Macpherson	0	$0	1,417	$287,070

Ronald L. Jadin	0	$0	1,512	$306,316

John L. Howard	11,000	$1,585,980	1,039	$210,491

Joseph C. High	5,800	$462,492	4,803	$1,035,880

Paige K. Robbins	0	$0	175	$35,453

1
Represents the number of stock options exercised.

2
Represents the difference between the exercise price and the market price of the common stock on the date of exercise.

3
For Messrs. Ryan, Macpherson, Jadin, Howard, High, and Ms. Robbins this includes 6,342, 1,417, 1,512, 1,039, 803, 175 shares, respectively, vested on February 20, 2016, in settlement of performance share awards granted on January 1, 2013.

4
Represents the value of the restricted stock units and performance shares awards on the vesting date.

Pension Benefits

Name	Plan Name	No. of Years Credited Service	Present Value of Accumulated Benefit	Payouts During Last Fiscal Year

James T. Ryan	None	n/a	n/a	n/a

D.G. Macpherson	None	n/a	n/a	n/a

Ronald L. Jadin	None	n/a	n/a	n/a

John L. Howard	None	n/a	n/a	n/a

Joseph C. High	None	n/a	n/a	n/a

Paige K. Robbins	None	n/a	n/a	n/a

56	W.W. GRAINGER, INC.	2017 PROXY STATEMENT

Nonqualified Deferred Compensation

Name	Plan	Executive Contributions in Last FY1	Company Contributions in Last FY2	Aggregate Earnings in Last FY3	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE[4]

James T. Ryan	SPSP & SPSP II	$0	$213,335	$44,366	$0	$4,735,128
	Deferred RSUs	$0	$0	$593,200	$0	$4,645,000
	Total	$0	$213,335	$637,566	$0	$9,380,128

D.G. Macpherson	SPSP & SPSP II	$0	$92,462	$74,995	$0	$981,570
	Total	$0	$92,462	$74,995	$0	$981,570

Ronald L. Jadin	Voluntary Salary & Incentive Deferral	$569,559	$69,774	$225,200	$0	$4,389,552
	SPSP & SPSP II	$0	$27,016	$59,692	$0	$853,261
	Total	$569,559	$96,790	$284,892	$0	$5,242,813

John L. Howard	Voluntary Salary & Incentive Deferral	$193,601	$26,438	$93,181	$0	$2,571,162
	SPSP & SPSP II	$0	$56,415	$72,519	$0	$1,650,095
	Deferred RSUs	$0	$0	$593,200	$0	$4,645,000
	Total	$193,601	$82,853	$758,901	$0	$8,866,257

Joseph C. High	SPSP & SPSP II	$0	$46,606	$15,112	$0	$235,746
	Total	$0	$46,606	$15,112	$0	$235,746

Paige K. Robbins	SPSP & SPSP II	$0	$39,779	$12,179	$0	$146,241
	Total	$0	$39,779	$12,179	$0	$146,241

1
Represents voluntary short term incentive deferrals for Messrs. Jadin and Howard. These contributions were included as part of salary or non-equity incentive plan compensation in the 2016 Summary Compensation Table.

2
The Company provides the supplemental profit sharing plans (SPSPs) solely to maintain an equal percentage of profit sharing contribution to approximately 215 employees (including all NEOs) who would be subject to contribution or compensation limits imposed on qualified plans by the Internal Revenue Code. For Messrs. Ryan, Macpherson, Jadin, Howard, High, and Ms. Robbins, this represents the Company SPSP contribution. These contributions were disclosed as part of "All Other Comp." in the 2016 Summary Compensation Table.

For Messrs. Jadin and Howard, this represents make-whole contributions to the SPSPs that would otherwise have been made had they not voluntarily deferred salary in 2016.

3
Represents earnings on all nonqualified deferred compensation balances, including SPSP earnings, stock price appreciation and dividend equivalent payments for vested, deferred restricted stock units, and for Messrs. Jadin and Howard, earnings on voluntary deferrals. Investment choices for any officer, including an NEO, who elects to defer salary and/or bonus may be made only from the same investment funds available to all employees under the Company's profit sharing plan. The rate of return on the individual accounts (positive or negative) is a function of the participant-selected investment funds.

Messrs. Jadin and Howard and other officers voluntarily participated in this plan in 2016. None of the amounts reported in this column are reported in the 2016 Summary Compensation Table.

4
Aggregate year-end balances for the SPSPs, vested deferred restricted stock units, and for Messrs. Jadin and Howard, year-end balances for their voluntary deferral accounts. Messrs. Ryan and Howard have 20,000 and 20,000 vested, deferred RSUs outstanding, respectively.

2017 PROXY STATEMENT	W.W. GRAINGER, INC.	57

14.  Employment Contracts, Change in Control Arrangements, and Termination of Employment Arrangements

  The Company does not maintain any employment agreements with its Named Executive Officers.

Change in Control—Equity Plans

Under the terms of the Company's 2015 Incentive Plan, which is the source for all equity awards granted after April 2015, "double trigger" vesting provisions apply to all equity awards (i.e., both a change in control occurs and a participant is involuntarily terminated within one year of the change in control).

Change in Control Agreements

The Company has 2x Change in Control Agreements (CIC Agreements) with a number of executives, including the NEOs. These CIC Agreements are intended to ensure that in the event of a pending or threatened change in control, the Company retains its management and that their full attention is focused on the best interests of the Company and its shareholders and not on the uncertainty of their future employment prospects under those circumstances.

  ▪
  The Company's CIC Agreements have double-trigger arrangements. Under each CIC Agreement, the executive is entitled to certain benefits which include a lump-sum payment equal to 2x the sum of (i) the executive's annual salary, (ii) the executive's target annual incentive, and (iii) in connection with the Company's non-contributory profit sharing plans, a percentage of annual salary and annual incentive equal to the average percentage of covered compensation contributed by the Company under the plans for the last three fiscal years. The executive is also entitled to two years of continued health and dental benefits.

  ▪
  The Company has committed that no more than 10 positions will be eligible for CIC Agreements in the future. Existing agreements remain in place.

Deductibility of Executive Compensation; Accounting Considerations

Section 162(m) of the Internal Revenue Code generally disallows a federal income tax deduction to a public company for compensation over $1 million per fiscal year paid to the Company's NEOs. Compensation that qualifies as "performance-based" compensation is not subject to the deductibility limit. A Company objective is to attempt to maximize the deductibility of compensation under Section 162(m) to the extent doing so is reasonable and consistent with Company strategies and goals. Awards under the annual incentive plan in which the NEOs participate, gains on exercises of stock options, and shares received as the result of performance share awards and PRSUs are considered to be "performance-based" compensation not subject to the Section 162(m) deductibility limit. Awards of RSUs are not exempt from the Section 162(m) deductibility limit and all or a portion of these awards may be nondeductible when the awards vest. While the tax treatment applicable to the Company's compensation programs was taken into account in designing those programs, it was not a significant consideration. The Company does not time the grant of long-term incentive awards in respect of the release of material, non-public information nor for the purpose of affecting the value of executive compensation.

Upon vesting, settlement, or maturity, equity awards under the 2015 Incentive Plan and predecessor plans are distributed in the form of shares of the Company's common stock. Under the Accounting Standards Codification (ASC) 718 (formerly FAS 123R), these types of awards are considered equity awards. As a result, the total amount of compensation expense to be recorded for the awards is based on the fair value of the awards on the grant date. This fair value is then recorded over the vesting period, usually three years, and is recorded to compensation expense and as an increase in paid-in capital. The amount of compensation expense is not subsequently adjusted for changes in the Company's share price, but it is

58	W.W. GRAINGER, INC.	2017 PROXY STATEMENT

adjusted for the estimated number of shares to be distributed. If an equity award is forfeited, all previously recorded compensation expensed is reversed. While the accounting treatment described above was considered in the development of the long-term incentive program, it was not a material consideration.

15.  Compensation Recoupment Policy (Clawbacks)

In 2010 the Company expanded the executive compensation recoupment policy (or clawback) for equity and annual incentive payments made to officers. The Company can recover incentive compensation (cash or equity) that was awarded based on achievement of financial results that were the subject of a restatement if the officer engaged in criminal conduct or financial fraud. The policy also permits the recovery of all or a portion of any incentive compensation in the case of materially inaccurate financial statements whether or not they result in a restatement and whether or not the executive officer has engaged in wrongful conduct. In addition, should an executive violate his or her confidentiality or non-compete obligations, any award is automatically forfeited, and in certain circumstances, the executive must return vested shares and/or gains from disposition of shares to the Company. Recoveries under these provisions can extend back for three years.

This policy applies to any incentive compensation awarded or paid to an employee at a time when he or she is an officer. Subsequent changes in status, including retirement or termination of employment, do not impact the Company's rights to recover compensation under this policy.

Termination

The Company does not have employment contracts and does not maintain severance programs for its NEOs. The executive's CIC Agreements provide the potential for a lump sum payment following a change in control. Except for a limited period of time following a change in control, the NEOs are not entitled to severance upon termination.

Retirement

The definition of retirement eligibility is the same for all U.S. employees. Under this definition, an employee is retirement-eligible upon attaining any of the following:

  ▪
  age 60;

  ▪
  age 55 and 20 years of service; or

  ▪
  25 years of service.

Mr. Ryan and Mr. High are retirement-eligible.

The Company provides the following upon retirement for all employees, including NEO's:

  ▪
  outstanding stock options become vested and executives have the right to exercise such stock options within six years from date of termination or for the remaining term of the stock option, whichever is less;

  ▪
  settlement of performance shares occurs after the end of the performance period in common stock equal to the number of the executive's outstanding performance shares earned for the performance period multiplied by the prorated portion of the performance period completed; and

  ▪
  cash payments equal to account balances under profit sharing, any supplemental profit sharing program, and the 2004 Voluntary Salary and Incentive Deferral Plan will be made in installment payments for up to 15 years or in a lump-sum payment based on the election made by the executive in accordance with the terms and conditions of those plans.

2017 PROXY STATEMENT	W.W. GRAINGER, INC.	59

The following tables illustrate the potential incremental payments and benefits that could be received by the NEOs upon a termination or change in control of the Company. The amounts shown below assume that such termination or change in control was effective as of December 31, 2016 and thus only includes amounts earned through such date. However, the actual amounts that would be paid out under each circumstance can only be determined at the time of separation.

Other Potential Post-Employment Payments

Ryan, James T.

Type of Payment	Involuntary Termination without Cause or Voluntary Termination with Good Reason ($)	Involuntary Termination for Cause or Voluntary Termination without Good Reason ($)	Retirement[10] ($)	Death ($)	Disability ($)	Change In Control Only ($)	Change In Control and Termination without Cause or with Good Reason ($)

Cash Compensation

Cash Severance[1]	$0	$0	$0	$0	$0	$0	$6,140,886

Management Incentive Program

Prorated Annual Bonus Guarantee	$0	$0	$0	$0	$0	$0	$0

Long-Term Incentives

Stock Options

Unvested and Accelerated Awards[2]	$0	$0	$24,352	$24,352	$24,352	$24,352	$24,352

Restricted Stock Units

Unvested and Accelerated Awards[3]	$0	$0	$0	$0	$0	$0	$0

Performance Shares

Unvested and Accelerated Awards[4]	$0	$0	$2,320,100	$2,320,100	$2,320,100	$4,776,686	$4,776,686

Retirement Benefits

Profit Sharing

Unvested and Accelerated Awards[5]	$0	$0	$0	$0	$0	$0	$0

Deferred Compensation	$0	$0	$0	$0	$0	$0	$0

Benefits

Continuation of Health & Welfare Benefits[6]	$0	$0	$466,414	$0	$0	$0	$34,155

Life Insurance and Death Benefit Payout[7]	$0	$0	$1,537,209	$11,193,081	$0	$0	$2,366,977

Disability Payments	$0	$0	$0	$0	$0	$0	$0

Perquisites and Tax Payments

Excise Tax & Gross-Up8	$0	$0	$0	$0	$0	$0	$0

Outplacement[9]	$0	$0	$0	$0	$0	$0	$178,791

Total	$0	$0	$4,348,075	$13,537,533	$2,344,452	$4,801,038	$13,521,847

1
The Company does not maintain any agreements with its NEOs that guarantee the payment of cash severance upon termination, except in the event of a change in control followed by termination without cause or with good reason.

2
Unvested options become immediately exercisable in the event of death, disability, retirement, or a change in control.

3
Mr. Ryan does not have any unvested restricted stock units as of December 31, 2016.

4
In the event of retirement, death or disability, Mr. Ryan is entitled to receive in settlement of performance shares, a number of shares of common stock, equal to the number of performance shares that vest based upon the Company's average return on invested capital, as of the date of retirement, death or disability, multiplied by the prorated amount of time Mr. Ryan was employed by the Company during the performance period.

60	W.W. GRAINGER, INC.	2017 PROXY STATEMENT

5
Mr. Ryan does not have any unvested profit sharing amounts as of December 31, 2016.

6
The health and welfare benefits value upon a change in control followed by termination without cause or with good reason is based upon two years of continuation of active health and welfare benefits using the Company's budget/insured rates projected forward throughout the two years using 9% health and 6% dental annual trends as well as a 5% annual discount factor. In addition, Mr. Ryan has accumulated Company subsidy value towards his purchase of retiree medical.

7
Upon death, Mr. Ryan's survivors shall receive, for 120 months, 50% of his monthly base salary and target bonus amount, under the frozen Executive Death Benefit Plan (EDBP). The figure above reflects the present value lump-sum payment amount based upon the FAS discount rate of 4.25%. Upon retirement, he has elected to receive a present value cash settlement at retirement in lieu of the post-retirement death benefit under the frozen EDBP. The amount in the table is based on a 6.0% discount rate and assumed mortality of age 80. Upon a change in control, he would receive the present value, but based on the Applicable Federal Rate of 2.26%.

8
Effective in July 2010, the Company no longer provides a tax gross-up of any Excise Taxes that may be required.

9
In the event of a change in control followed by termination without cause or with good reason, the Company shall provide Mr. Ryan with standard outplacement services provided that the cost of such services to the Company not exceed 15% of the Executive's annual base salary in effect on the date of termination. The amount above represents the maximum cost to the Company for providing such outplacement services.

10
Mr. Ryan has met the eligibility requirements for retirement under the Company's retirement plan as of December 31, 2016.

2017 PROXY STATEMENT	W.W. GRAINGER, INC.	61

Macpherson, D.G.

Type of Payment	Involuntary Termination without Cause or Voluntary Termination with Good Reason ($)	Involuntary Termination for Cause or Voluntary Termination without Good Reason ($)	Retirement[10] ($)	Death ($)	Disability ($)	Change In Control Only ($)	Change In Control and Termination without Cause or with Good Reason ($)

Cash Compensation

Cash Severance[1]	$0	$0	$0	$0	$0	$0	$4,620,000

Management Incentive Program

Prorated Annual Bonus Guarantee	$0	$0	$0	$0	$0	$0	$0

Long-Term Incentives

Stock Options

Unvested and Accelerated Awards[2]	$0	$0	$0	$5,321	$5,321	$5,321	$5,321

Restricted Stock Units

Unvested and Accelerated Awards[3]	$0	$0	$0	$0	$0	$0	$0

Performance Shares

Unvested and Accelerated Awards[4]	$0	$0	$0	$1,030,756	$1,030,756	$5,309,700	$5,309,700

Retirement Benefits

Profit Sharing

Unvested and Accelerated Awards[5]	$0	$0	$0	$0	$0	$0	$0

Deferred Compensation	$0	$0	$0	$0	$0	$0	$0

Benefits

Continuation of Health & Welfare Benefits[6]	$0	$0	$0	$0	$0	$0	$34,155

Life Insurance and Death Benefit Payout[7]	$0	$0	$0	$8,420,940	$0	$0	$1,461,741

Disability Payments	$0	$0	$0	$0	$0	$0	$0

Perquisites and Tax Payments

Excise Tax & Gross-Up8	$0	$0	$0	$0	$0	$0	$0

Outplacement[9]	$0	$0	$0	$0	$0	$0	$150,000

Total	$0	$0	$0	$9,457,017	$1,036,077	$5,315,021	$11,580,917

1
The Company does not maintain any agreements with its NEOs that guarantee the payment of cash severance upon termination, except in the event of a change in control followed by termination without cause or with good reason.

2
Unvested options become immediately exercisable in the event of death, disability, retirement, or a change in control.

3
Mr. Macpherson does not have any unvested restricted stock units as of December 31, 2016.

4
In the event of retirement, death or disability, Mr. Macpherson is entitled to receive in settlement of performance shares, a number of shares of common stock, equal to the number of performance shares that vest based upon the Company's average return on invested capital, as of the date of retirement, death or disability, multiplied by the prorated amount of time Mr. Macpherson was employed by the Company during the performance period. Mr. Macpherson is not retirement eligible as of December 31, 2016.

5
Mr. Macpherson does not have any unvested profit sharing amounts as of December 31, 2016.

6
The health and welfare benefits value upon a change in control followed by termination without cause or with good reason is based upon two years of continuation of active health and welfare benefits using the Company's budget/insured rates projected forward throughout the two years using 9% health and 6% dental annual trends as well as a 5% annual discount factor.

7
Upon death, Mr. Macpherson's survivors shall receive, for 120 months, 50% of his monthly base salary and target bonus amount, under the frozen Executive Death Benefit Plan. The figure above reflects the present value lump-sum payment amount based upon the FAS discount rate of 4.25%.

8
Effective in July 2010, the Company no longer provides a tax gross-up of any Excise Taxes that may be required.

9
In the event of a change in control followed by termination without cause or with good reason, the Company shall provide Mr. Macpherson with standard outplacement services provided that the cost of such services to the Company not exceed 15% of the Executive's annual base salary in effect on the date of termination. The amount above represents the maximum cost to the Company for providing such outplacement services.

10
Mr. Macpherson is not eligible for retirement under the Company's retirement plan as of December 31, 2016.

62	W.W. GRAINGER, INC.	2017 PROXY STATEMENT

Jadin, Ronald L.

Type of Payment	Involuntary Termination without Cause or Voluntary Termination with Good Reason ($)	Involuntary Termination for Cause or Voluntary Termination without Good Reason ($)	Retirement[10] ($)	Death ($)	Disability ($)	Change In Control Only ($)	Change In Control and Termination without Cause or with Good Reason ($)

Cash Compensation

Cash Severance[1]	$0	$0	$0	$0	$0	$0	$3,013,434

Management Incentive Program

Prorated Annual Bonus Guarantee	$0	$0	$0	$0	$0	$0	$0

Long-Term Incentives

Stock Options

Unvested and Accelerated Awards[2]	$0	$0	$0	$5,634	$5,634	$5,634	$5,634

Restricted Stock Units

Unvested and Accelerated Awards[3]	$0	$0	$0	$0	$0	$0	$0

Performance Shares

Unvested and Accelerated Awards[4]	$0	$0	$0	$1,026,645	$1,026,645	$2,833,683	$2,833,683

Retirement Benefits

Profit Sharing

Unvested and Accelerated Awards[5]	$0	$0	$0	$0	$0	$0	$0

Deferred Compensation	$0	$0	$0	$0	$0	$0	$0

Benefits

Continuation of Health & Welfare Benefits[6]	$0	$0	$0	$0	$0	$0	$34,155

Life Insurance and Death Benefit Payout[7]	$0	$0	$0	$5,492,630	$0	$0	$1,104,553

Disability Payments	$0	$0	$0	$0	$0	$0	$0

Perquisites and Tax Payments

Excise Tax & Gross-Up8	$0	$0	$0	$0	$0	$0	$0

Outplacement[9]	$0	$0	$0	$0	$0	$0	$109,077

Total	$0	$0	$0	$6,524,909	$1,032,279	$2,839,317	$7,100,536

1
The Company does not maintain any agreements with its NEOs that guarantee the payment of cash severance upon termination, except in the event of a change in control followed by termination without cause or with good reason.

2
Unvested options become immediately exercisable in the event of death, disability, retirement, or a change in control.

3
Mr. Jadin does not have any unvested restricted stock units as of December 31, 2016.

4
In the event of retirement, death or disability, Mr. Jadin is entitled to receive in settlement of performance shares, a number of shares of common stock, equal to the number of performance shares that vest based upon the Company's average return on invested capital, as of the date of retirement, death or disability, multiplied by the prorated amount of time Mr. Jadin was employed by the Company during the performance period. Mr. Jadin is not retirement eligible as of December 31, 2016.

5
Mr. Jadin does not have any unvested profit sharing amounts as of December 31, 2016.

6
The health and welfare benefits value upon a change in control followed by termination without cause or with good reason is based upon two years of continuation of active health and welfare benefits using the Company's budget/insured rates projected forward throughout the two years using 9% health and 6% dental annual trends as well as a 5% annual discount factor.

7
Upon death, Mr. Jadin's survivors shall receive, for 120 months, 50% of his monthly base salary and target bonus amount, under the frozen Executive Death Benefit Plan. The figure above reflects the present value lump-sum payment amount based upon the FAS discount rate of 4.25%.

8
Effective in July 2010, the Company no longer provides a tax gross-up of any Excise Taxes that may be required.

9
In the event of a change in control followed by termination without cause or with good reason, the Company shall provide Mr. Jadin with standard outplacement services provided that the cost of such services to the Company not exceed 15% of the Executive's annual base salary in effect on the date of termination. The amount above represents the maximum cost to the Company for providing such outplacement services.

10
Mr. Jadin is not eligible for retirement under the Company's retirement plan as of December 31, 2016.

2017 PROXY STATEMENT	W.W. GRAINGER, INC.	63

Howard, John L.

Type of Payment	Involuntary Termination without Cause or Voluntary Termination with Good Reason ($)	Involuntary Termination for Cause or Voluntary Termination without Good Reason ($)	Retirement[10] ($)	Death ($)	Disability ($)	Change In Control Only ($)	Change In Control and Termination without Cause or with Good Reason ($)

Cash Compensation

Cash Severance[1]	$0	$0	$0	$0	$0	$0	$2,660,780

Management Incentive Program

Prorated Annual Bonus Guarantee	$0	$0	$0	$0	$0	$0	$0

Long-Term Incentives

Stock Options

Unvested and Accelerated Awards[2]	$0	$0	$0	$3,599	$3,599	$3,599	$3,599

Restricted Stock Units

Unvested and Accelerated Awards[3]	$0	$0	$0	$0	$0	$0	$0

Performance Shares

Unvested and Accelerated Awards[4]	$0	$0	$0	$1,007,247	$1,007,247	$1,851,266	$1,851,266

Retirement Benefits

Profit Sharing

Unvested and Accelerated Awards[5]	$0	$0	$0	$0	$0	$0	$0

Deferred Compensation	$0	$0	$0	$0	$0	$0	$0

Benefits

Continuation of Health & Welfare Benefits[6]	$0	$0	$0	$0	$0	$0	$34,155

Life Insurance and Death Benefit Payout[7]	$0	$0	$0	$4,849,841	$0	$0	$1,052,677

Disability Payments	$0	$0	$0	$0	$0	$0	$0

Perquisites and Tax Payments

Excise Tax & Gross-Up8	$0	$0	$0	$0	$0	$0	$0

Outplacement[9]	$0	$0	$0	$0	$0	$0	$101,816

Total	$0	$0	$0	$5,860,687	$1,010,846	$1,854,865	$5,704,293

1
The Company does not maintain any agreements with its NEOs that guarantee the payment of cash severance upon termination, except for in the event of a change in control termination without cause or with good reason.

2
Unvested options become immediately exercisable in the event of death, disability, retirement, and a change in control.

3
Mr. Howard does not have any unvested restricted stock as of December 31, 2016.

4
In the event of retirement death or disability, Mr. Howard is entitled to receive in settlement of performance shares, a number of common stock, equal to the number of performance shares that vest based upon the Company's average return on invested capital, as of the date of retirement, death or disability, multiplied by the prorated amount of time Mr. Howard was employed by the Company during the performance period. Mr. Howard is not retirement eligible as of December 31, 2016.

5
Mr. Howard does not have any unvested profit sharing amounts as of December 31, 2016.

6
The health and welfare benefits value upon a change in control followed by termination without cause or with good reason is based upon two years of continuation of active health and welfare benefits using the Company's budget/insured rates projected forward throughout the two years using 9% health and 6% dental annual trends as well as a 5% annual discount factor.

7
Upon death, Mr. Howard's survivors shall receive, for 120 months, 50% of his monthly base salary and target bonus amount, under the frozen Executive Death Benefit Plan. The figure above reflects the present value lump-sum payment amount based upon the FAS discount rate of 4.25%.

8
Effective in July 2010, the Company no longer provides a tax gross-up of any Excise Taxes that may be required.

9
In the event of a change in control followed by termination without cause or with good reason, the Company shall provide Mr. Howard with standard outplacement services provided that the cost of such services to the Company not exceed 15% of the Executive's annual base salary in effect on the date of termination. The amount above represents the maximum cost to the Company for providing such outplacement services.

10
Mr. Howard is not eligible for retirement under the Company's retirement plan as of December 31, 2016.

64	W.W. GRAINGER, INC.	2017 PROXY STATEMENT

High, Joseph C.

Type of Payment	Involuntary Termination without Cause or Voluntary Termination with Good Reason ($)	Involuntary Termination for Cause or Voluntary Termination without Good Reason ($)	Retirement[10] ($)	Death ($)	Disability ($)	Change In Control Only ($)	Change In Control and Termination without Cause or with Good Reason ($)

Cash Compensation

Cash Severance[1]	$0	$0	$0	$0	$0	$0	$1,960,000

Management Incentive Program

Prorated Annual Bonus Guarantee	$0	$0	$0	$0	$0	$0	$0

Long-Term Incentives

Stock Options

Unvested and Accelerated Awards[2]	$0	$0	$3,130	$3,130	$3,130	$3,130	$3,130

Restricted Stock Units

Unvested and Accelerated Awards[3]	$0	$0	$0	$0	$0	$0	$0

Performance Shares

Unvested and Accelerated Awards[4]	$0	$0	$435,826	$435,826	$435,826	$1,102,491	$1,102,491

Retirement Benefits

Profit Sharing

Unvested and Accelerated Awards[5]	$0	$0	$0	$0	$0	$0	$0

Deferred Compensation	$0	$0	$0	$0	$0	$0	$0

Benefits

Continuation of Health & Welfare Benefits[6]	$0	$0	$0	$0	$0	$0	$34,155

Life Insurance and Death Benefit Payout[7]	$0	$0	$0	$0	$0	$0	$0

Disability Payments	$0	$0	$0	$0	$0	$0	$0

Perquisites and Tax Payments

Excise Tax & Gross-Up8	$0	$0	$0	$0	$0	$0	$0

Outplacement[9]	$0	$0	$0	$0	$0	$0	$178,791

Total	$0	$0	$438,956	$438,956	$438,956	$1,105,621	$3,278,567

1
NEOs that guarantee the payment of cash severance upon termination, except in the event of a change in control followed by termination without cause or with good reason.

2
Unvested options become immediately exercisable in the event of death, disability, retirement, or a change in control.

3
Mr. High does not have any unvested restricted stock as of December 31, 2016.

4
In the event of retirement, death or disability, Mr. High is entitled to receive in settlement of performance shares, a number of shares of common stock, equal to the number of performance shares that vest based upon the Company's average return on invested capital, as of the date of retirement, death or disability, multiplied by the prorated amount of time Mr. High was employed by the Company during the performance period.

5
Mr. High does not have any unvested profit sharing amounts as of December 31, 2016.

6
The health and welfare benefits value upon a change in control followed by termination without cause or with good reason is based upon two years of continuation of active health and welfare benefits using the Company's budget/insured rates projected forward throughout the two years using 9% health and 6% dental annual trends as well as a 5% annual discount factor.

7
Mr. High is not eligible for the frozen Executive Death Benefit Plan.

8
Effective in July 2010, the Company no longer provides a tax gross-up of any Excise Taxes that may be required.

9
In the event of a change in control followed by termination without cause or with good reason, the Company shall provide Mr. High with standard outplacement services provided that the cost of such services to the Company not exceed 15% of the Executive's annual base salary in effect on the date of termination. The amount above represents the maximum cost to the Company for providing such outplacement services.

10
Mr. High has met the eligibility requirements for retirement under the Company's retirement plan as of December 31, 2016.

2017 PROXY STATEMENT	W.W. GRAINGER, INC.	65

Robbins, Paige K.

Type of Payment	Involuntary Termination without Cause or Voluntary Termination with Good Reason ($)	Involuntary Termination for Cause or Voluntary Termination without Good Reason ($)	Retirement[10] ($)	Death ($)	Disability ($)	Change In Control Only ($)	Change In Control and Termination without Cause or with Good Reason ($)

Cash Compensation

Cash Severance[1]	$0	$0	$0	$0	$0	$0	$1,614,480

Management Incentive Program

Prorated Annual Bonus Guarantee	$0	$0	$0	$0	$0	$0	$0

Long-Term Incentives

Stock Options

Unvested and Accelerated Awards[2]	$0	$0	$0	$1,155	$1,155	$1,155	$1,155

Restricted Stock Units

Unvested and Accelerated Awards[3]	$0	$0	$0	$2,023,594	$2,023,594	$2,023,594	$2,023,594

Performance Shares

Unvested and Accelerated Awards[4]	$0	$0	$0	$111,248	$111,248	$230,160	$230,160

Retirement Benefits

Profit Sharing

Unvested and Accelerated Awards[5]	$0	$0	$0	$0	$0	$0	$0

Deferred Compensation	$0	$0	$0	$0	$0	$0	$0

Benefits

Continuation of Health & Welfare Benefits[6]	$0	$0	$0	$0	$0	$0	$34,155

Life Insurance and Death Benefit Payout[7]	$0	$0	$0	$0	$0	$0	$0

Disability Payments	$0	$0	$0	$0	$0	$0	$0

Perquisites and Tax Payments

Excise Tax & Gross-Up8	$0	$0	$0	$0	$0	$0	$0

Outplacement[9]	$0	$0	$0	$0	$0	$0	$69,750

Total	$0	$0	$0	$2,135,997	$2,135,997	$2,254,909	$3,973,294

1
The Company does not maintain any agreements with its NEOs that guarantee the payment of cash severance upon termination, except for in the event of a change in control termination without cause or with good reason.

2
Unvested options become immediately exercisable in the event of death, disability, retirement, and a change in control.

3
Ms. Robbins has five grants of unvested restricted stock grants as December 31, 2016.

4
In the event of retirement death or disability, Ms. Robbins is entitled to receive in settlement of performance shares, a number of common stock, equal to the number of performance shares that vest based upon the Company's average return on invested capital, as of the date of retirement, death or disability, multiplied by the prorated amount of time Ms. Robbins was employed by the Company during the performance period. Ms. Robbins is not retirement eligible as of December 31, 2016.

5
Ms. Robbins does not have any unvested profit sharing amounts as of December 31, 2016.

6
The health and welfare benefits value upon a change in control followed by termination without cause or with good reason is based upon two years of continuation of active health and welfare benefits using the Company's budget/insured rates projected forward throughout the two years using 9% health and 6% dental annual trends as well as a 5% annual discount factor.

7
Ms. Robbins is not eligible for the frozen Executive Death Benefit Plan.

8
Effective in July 2010, the Company no longer provides a tax gross-up of any Excise Taxes that may be required.

9
In the event of a change in control followed by termination without cause or with good reason, the Company shall provide Ms. Robbins with standard outplacement services provided that the cost of such services to the Company not exceed 15% of the Executive's annual base salary in effect on the date of termination. The amount above represents the maximum cost to the Company for providing such outplacement services.

10
Ms. Robbins is not eligible for retirement under the Company's retirement plan as of December 31, 2016.

66	W.W. GRAINGER, INC.	2017 PROXY STATEMENT

Equity Compensation Plans

This table contains information as of December 31, 2016 about Grainger's equity compensation plans, all of which have been approved by Grainger's shareholders.

	Number of common shares to be issued upon exercise of outstanding stock options warrants, and rights		Weighted-average exercise price of outstanding stock options, warrants, and rights		Number of common shares available for future issuance under equity compensation plans (excluding common shares reflected in the first column)

Equity compensation plans approved by shareholders	2,812,239	[1]	$186.59	[2]	2,906,875	[3]

Equity compensation plans not approved by shareholders	0		N/A		0

Total	2,812,239		$186.59		2,906,875

1
Includes an aggregate of 414,333 restricted stock units that are to be settled by the issuance of shares of common stock on a 1-for-1 basis. It also includes 152,020 director stock units to be settled upon each director's retirement. Additionally, it includes 23,509 performance shares which vested at the end of fiscal 2016 and will settle in 2017 and 37,926 performance shares which will vest at the end of fiscal 2017 only if the average ROIC performance over the three-year period from 2015 through 2017 is greater than or equal to 18%. In addition, it includes 60,415 performance shares which will vest at the end of fiscal 2018. The number of shares vested is dependent on the three-year average ROIC and the Company sales target.

2
Weighted-average exercise price of outstanding stock options; excludes restricted stock units, performance shares, and director stock units.

3
Represents shares of common stock authorized for issuance under the 2015 Incentive Plan (2015 Plan) in connection with awards of stock options, stock appreciation rights, stock units, shares of common stock, restricted shares of common stock and other stock-based awards. Under the 2015 Plan, all shares issued pursuant to "Full Value Awards" (awards other than stock options or stock appreciation rights which are settled by the issuance of shares, e.g., restricted stock, restricted stock units, director stock units, or other stock based awards) may be granted with the limit of no more than one million (1,000,000) Shares of the Share Authorization.

2017 PROXY STATEMENT	W.W. GRAINGER, INC.	67

Transactions with Related Persons

Grainger's Business Conduct Guidelines require that conflicts of interest in any form be avoided. The Board has adopted written policies and procedures, to be applied by the Board Affairs and Nominating Committee, for the review, approval, or ratification of any transactions with related persons. Those policies and procedures apply to any proposed transaction in which Grainger is a participant, the amount involved exceeds $120,000, and any director, executive officer, or significant shareholder or any immediate family member of such a person has a direct or material indirect interest. The policy requires that any such proposed transaction be reviewed by the Board Affairs and Nominating Committee to determine, among other things, the benefits of the transaction to Grainger, the availability of other sources of comparable products or services, and whether the terms of the proposed transaction are comparable to those provided to unrelated third parties.

68	W.W. GRAINGER, INC.	2017 PROXY STATEMENT

Proposal to Consider and Hold an Advisory Vote on the Compensation of Grainger's Named Executive Officers

The Company is asking its shareholders for their non-binding advisory approval of the compensation of its Named Executive Officers (Say on Pay) as disclosed in the "Compensation Discussion and Analysis" section of this proxy statement in accordance with the SEC rules.

As described in detail under "Compensation Discussion and Analysis," the Company's compensation program is based upon a philosophy that is applied to all Company employees—to attract and retain the best people and provide appropriate performance-based incentives that encourage them to achieve results that create long-term shareholder value. The Company sets target compensation for the Named Executive Officers to approximate the market median of compensation at companies of similar size and complexity. Employees at all levels of the Company, including its executives, are provided clear incentives to grow the business (Sales Growth) while achieving investment returns (Return on Invested Capital or ROIC) for the Company's shareholders. The compensation program is structured to significantly reward long-term performance while not encouraging excessive risk taking. Please read the "Compensation Discussion and Analysis" beginning on page 35 for additional details about the compensation of the Named Executive Officers.

This Say on Pay vote is intended to address the compensation of the Named Executive Officers as disclosed in the "Compensation Discussion and Analysis" section of this proxy statement as a whole rather than any specific item or amount of executive compensation.

We are asking our shareholders to vote "FOR" the following advisory resolution at the Company's 2016 annual meeting:

    "Resolved, that the compensation of the Company's Named Executive Officers, as disclosed in the "Compensation Discussion and Analysis" section of this proxy statement, including the related tables, notes and narrative is hereby approved by the Company's shareholders."

This advisory vote on the compensation of Grainger's Named Executive Officers is determined by the votes of a majority of the shares represented in person or by proxy at the meeting and entitled to vote. Abstentions will have the same effect as votes against the proposal. Broker non-votes will not affect the outcome of the vote.

This Say on Pay vote is advisory and non-binding on the Company, our Board of Directors and the Compensation Committee of the Board. However, the Board of Directors and the Compensation Committee of the Board, which is comprised of independent directors, expect to take into account the outcome of this Say on Pay vote when making future compensation decisions regarding Grainger's Named Executive Officers.

The Board of Directors recommends a vote FOR the approval of the advisory resolution on the compensation of Grainger's Named Executive Officers.

2017 PROXY STATEMENT	W.W. GRAINGER, INC.	69

Proposal to Consider and Hold an Advisory Vote on the Frequency of the Advisory Vote on the Compensation of Grainger's Named Executive Officers

The Company is asking shareholders to cast an advisory vote on how often they wish to hold a shareholder advisory vote on Named Executive Officer compensation (Say on Pay). Shareholders are being asked to vote on whether the Say on Pay vote should occur every one year, every two years or every three years.

The Board of Directors and the Compensation Committee of the Board believe that shareholders should have a frequent opportunity to provide the Company with input on its executive compensation and therefore, recommend that shareholders vote for an annual (one year) interval for the shareholder advisory vote on Say on Pay.

If a majority of the votes are not cast for one option, the Board of Directors will consider the option of once every one, two or three years that receives the highest number of votes cast as the shareholders' preferred choice of voting frequency for the advisory vote on Say on Pay. While the Board of Directors and the Compensation Committee of the Board value the opinions of the Company's shareholders and will consider the outcome of the vote, because this vote is advisory and not binding on the Company, Board of Directors or the Compensation Committee of the Board, the Board and the Compensation Committee may decide it is in the best interests of the shareholders and the Company to hold an advisory vote on Say on Pay more or less frequently than the option receiving the most votes of shareholders.

You may cast your vote on your preferred choice of voting frequency by choosing the option of voting every one year, every two years, or every three years or you may abstain from voting, on the enclosed proxy card. Abstentions and broker non-votes will not affect the outcome of the vote. Shareholders are not voting to approve or disapprove the recommendation of the Board of Directors.

The Board of Directors recommends a vote for every "ONE YEAR" as the frequency for shareholder advisory votes on the compensation of Grainger's Named Executive Officers.

70	W.W. GRAINGER, INC.	2017 PROXY STATEMENT

APPENDIX A

W.W. GRAINGER, INC.

CATEGORICAL STANDARDS FOR DIRECTOR INDEPENDENCE

Business Transactions.    A director's independence will not be deemed to be impaired by reason of his or her service as an executive officer of another company that does business with Grainger if in each of the three most recent fiscal years the other company's annual sales to Grainger are less than one percent (1%) of that company's consolidated gross revenues and if in each of the three most recent fiscal years Grainger's sales to the other company are less than one percent (1%) of that company's consolidated gross revenues.

Tax-Exempt Contributions.    A director's independence will not be deemed to be impaired by reason of his or her service as an officer, director or trustee of a tax-exempt organization that receives contributions from Grainger if Grainger's contributions to the organization are less than one percent (1%) of the organization's total annual contributions.

2017 PROXY STATEMENT	W.W. GRAINGER, INC.	A-1

002CSN788B

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 1:00 A.M. Central Time, on April 27, 2016. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. W.W. GRAINGER, INC. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 1:00 A.M. Central Time, on April 27, 2016. Have your proxy card in hand when you call and then follow the instructions. 100 GRAINGER PARKWAY LAKE FOREST, IL 60045 VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For Withhold For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the AllAll The Board of Directors recommends you vote FOR the following: nominee(s) on the line below. 0 0 0 1. Election of Directors Nominees 01 Rodney C. Adkins 06 Neil S. Novich 02 Brian P. Anderson 07 Michael J. Roberts 03 V. Ann Hailey 08 James T. Ryan 04 Stuart L. Levenick 09 E. Scott Santi 05 D.G. Macpherson 10 James D. Slavik The Board of Directors recommends you vote FOR proposals 2 and 3. 2. Proposal to ratify the appointment of Ernst & Young LLP as independent auditor for the year ending December 31, 2017. 3. Say on Pay: Advisory proposal to approve compensation of the Company's Named Executive Officers. For 0 0 1 year 2 years Against 0 0 3 years 0 Abstain 0 0 Abstain 0 The Board of Directors recommends you vote 1 YEAR on the following proposal: 4. Say When on Pay: advisory proposal to select the frequency of the advisory vote on compensation of the Company's Named Executive Officers. NOTE: In their discretion upon such other matters as may properly come before the meeting or any adjournment or postponement thereof. 0 0 0 For address change/comments, mark here. (see reverse for instructions) Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000317737_1 R1.0.1.15

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/ are available at www.proxyvote.com W.W. GRAINGER, INC. Annual Meeting of Shareholders April 26, 2017 10:00 AM This proxy is solicited by the Board of Directors The undersigned hereby appoints D.G. Macpherson and Ronald L. Jadin, and each of them, proxies of the undersigned with full power of substitution to represent the undersigned and to vote all of the shares of the Common Stock of W.W. Grainger, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of W.W. Grainger, Inc. to be held on April 26, 2017 and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present and voting. A majority of proxies or substitutes who shall be present at the meeting may exercise all powers hereunder. All proxies will be voted as specified. If no specification is made, the proxy will be voted FOR items 1, 2 and 3 and for ONE YEAR for item 4. The proxy holders reserve the right to cumulate votes and cast such votes in favor of the election of some or all of the applicable director nominees in their sole discretion. Address change/comments: (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be voted, signed and dated on reverse side 0000317737_2 R1.0.1.15

MMMMMMMMMMMM . MMMMMMMMMMMMMMM C123456789 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Daylight Time, on April 26, 2017. MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Vote by Internet • Go to www.investorvote.com/GWW • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proposals — MANAGEMENT RECOMMENDS A VOTE “FOR” ITEMS 1, 2, AND 3 AND A VOTE OF “ONE YEAR” FOR ITEM 4. 1. Election of Directors: + For Withhold For Withhold For Withhold 01 - Rodney C. Adkins 02 - Brian P. Anderson 03 - V. Ann Hailey 04 - Stuart L. Levenick 05 - D.G. Macpherson 06 - Neil S. Novich 07 - Michael J. Roberts 08 - James T. Ryan 09 - E. Scott Santi 10 - James D. Slavik For Against Abstain ForAgainst Abstain 2. Proposal to ratify the appointment of Ernst & Young LLP as independent auditor for the year ending December 31, 2017. 3. Say on Pay: advisory proposal to approve compensation of the Company’s Named Executive Officers. 1 Year 2 Years 3 Years Abstain 4. Say When on Pay: advisory proposal to select the frequency of the advisory vote on compensation of the Company’s Named Executive Officers. 5. In their discretion upon such other matters as may properly come before the meeting. Non-Voting Items Change of Address — Please print new address below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMMC 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 1 U P X3 1 3 6 7 3 1 02JEAC MMMMMMMMM C B A Annual Meeting Proxy Card1234 5678 9012 345 X IMPORTANT ANNUAL MEETING INFORMATION

. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — W.W. GRAINGER, INC. Proxy for Annual Meeting of Shareholders, April 26, 2017 100 Grainger Parkway, Lake Forest, Illinois 60045-5201 The undersigned hereby appoints D.G. Macpherson and Ronald L. Jadin, and each of them, proxies of the undersigned with full power of substitution to represent the undersigned and to vote all of the shares of the Common Stock of W.W. Grainger, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of W.W. Grainger, Inc. to be held on April 26, 2017 at 10:00 a.m., CDT and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present and voting. A majority of proxies or substitutes who shall be present at the meeting may exercise all powers hereunder. All proxies will be voted as specified. If no specification is made, the proxy will be voted FOR items 1, 2, and 3 and for ONE YEAR for item 4. The proxy holders reserve the right to cumulate votes and cast such votes in favor of the election of some or all of the applicable director nominees in their sole discretion. (Continued and to be voted, signed and dated on reverse side.)